REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
New England Variable Annuity Separate Account
and Board of Directors of
New England Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
April 12, 2021

We have served as the Separate Account's auditor since 1996.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Funds® Bond Subaccount	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount
Assets:
Investments at fair value	$21,280,145	$84,013,600	$317,183,906	$160,664,672
Due from New England Life Insurance Company	—	3	14	11
Total Assets	21,280,145	84,013,603	317,183,920	160,664,683
Liabilities:
Accrued fees	146	179	195	201
Due to New England Life Insurance Company	5	—	—	—
Total Liabilities	151	179	195	201
Net Assets	$21,279,994	$84,013,424	$317,183,725	$160,664,482
Contract Owners' Equity
Net assets from accumulation units	$21,273,791	$83,699,878	$316,224,976	$160,016,265
Net assets from contracts in payout	6,203	313,546	958,749	648,217
Total Net Assets	$21,279,994	$84,013,424	$317,183,725	$160,664,482

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI AB Global Dynamic Allocation Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI AQR Global Risk Balanced Subaccount
Assets:
Investments at fair value	$2,468,814	$143,302,348	$326,970,781	$86,028,345	$4,463,663
Due from New England Life Insurance Company	—	—	—	—	—
Total Assets	2,468,814	143,302,348	326,970,781	86,028,345	4,463,663
Liabilities:
Accrued fees	71	89	75	110	102
Due to New England Life Insurance Company	5	2	8	2	5
Total Liabilities	76	91	83	112	107
Net Assets	$2,468,738	$143,302,257	$326,970,698	$86,028,233	$4,463,556
Contract Owners' Equity
Net assets from accumulation units	$2,468,738	$143,205,957	$326,826,636	$86,028,233	$4,462,862
Net assets from contracts in payout	—	96,300	144,062	—	694
Total Net Assets	$2,468,738	$143,302,257	$326,970,698	$86,028,233	$4,463,556

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount
Assets:
Investments at fair value	$5,147,989	$19,676,130	$20,139,552	$7,401,421	$13,488,796
Due from New England Life Insurance Company	—	—	—	—	—
Total Assets	5,147,989	19,676,130	20,139,552	7,401,421	13,488,796
Liabilities:
Accrued fees	129	137	73	113	166
Due to New England Life Insurance Company	8	9	1	2	25
Total Liabilities	137	146	74	115	191
Net Assets	$5,147,852	$19,675,984	$20,139,478	$7,401,306	$13,488,605
Contract Owners' Equity
Net assets from accumulation units	$5,127,477	$19,551,128	$20,114,088	$7,398,472	$13,400,782
Net assets from contracts in payout	20,375	124,856	25,390	2,834	87,823
Total Net Assets	$5,147,852	$19,675,984	$20,139,478	$7,401,306	$13,488,605

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Clarion Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount
Assets:
Investments at fair value	$32,731,490	$80,860,985	$2,957,848	$22,288,237	$9,615,433
Due from New England Life Insurance Company	—	11	—	—	1
Total Assets	32,731,490	80,860,996	2,957,848	22,288,237	9,615,434
Liabilities:
Accrued fees	137	239	72	91	146
Due to New England Life Insurance Company	3	—	10	4	—
Total Liabilities	140	239	82	95	146
Net Assets	$32,731,350	$80,860,757	$2,957,766	$22,288,142	$9,615,288
Contract Owners' Equity
Net assets from accumulation units	$32,729,225	$80,486,355	$2,957,766	$22,287,166	$9,589,190
Net assets from contracts in payout	2,125	374,402	—	976	26,098
Total Net Assets	$32,731,350	$80,860,757	$2,957,766	$22,288,142	$9,615,288

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Global Active Allocation Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount
Assets:
Investments at fair value	$4,675,519	$6,022,672	$49,681,252	$2,865,863	$38,379,523
Due from New England Life Insurance Company	—	—	—	—	1
Total Assets	4,675,519	6,022,672	49,681,252	2,865,863	38,379,524
Liabilities:
Accrued fees	78	75	329	38	144
Due to New England Life Insurance Company	7	1	26	1	—
Total Liabilities	85	76	355	39	144
Net Assets	$4,675,434	$6,022,596	$49,680,897	$2,865,824	$38,379,380
Contract Owners' Equity
Net assets from accumulation units	$4,675,434	$5,978,000	$49,340,479	$2,865,824	$38,322,877
Net assets from contracts in payout	—	44,596	340,418	—	56,503
Total Net Assets	$4,675,434	$6,022,596	$49,680,897	$2,865,824	$38,379,380

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PanAgora Global Diversified Risk Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount
Assets:
Investments at fair value	$27,549,908	$774,937	$29,174,301	$134,330,525	$3,380,616
Due from New England Life Insurance Company	—	1,473	—	1	—
Total Assets	27,549,908	776,410	29,174,301	134,330,526	3,380,616
Liabilities:
Accrued fees	153	12	78	146	48
Due to New England Life Insurance Company	9	—	5	—	1
Total Liabilities	162	12	83	146	49
Net Assets	$27,549,746	$776,398	$29,174,218	$134,330,380	$3,380,567
Contract Owners' Equity
Net assets from accumulation units	$27,500,835	$776,398	$29,157,644	$134,023,023	$3,380,567
Net assets from contracts in payout	48,911	—	16,574	307,357	—
Total Net Assets	$27,549,746	$776,398	$29,174,218	$134,330,380	$3,380,567

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount
Assets:
Investments at fair value	$42,347,961	$35,043,279	$62,852,915	$39,581,141	$3,803,723
Due from New England Life Insurance Company	—	—	—	—	—
Total Assets	42,347,961	35,043,279	62,852,915	39,581,141	3,803,723
Liabilities:
Accrued fees	107	97	160	168	38
Due to New England Life Insurance Company	6	13	13	1	2
Total Liabilities	113	110	173	169	40
Net Assets	$42,347,848	$35,043,169	$62,852,742	$39,580,972	$3,803,683
Contract Owners' Equity
Net assets from accumulation units	$42,347,848	$34,998,728	$62,678,863	$39,088,003	$3,803,683
Net assets from contracts in payout	—	44,441	173,879	492,969	—
Total Net Assets	$42,347,848	$35,043,169	$62,852,742	$39,580,972	$3,803,683

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Baillie Gifford International Stock Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount
Assets:
Investments at fair value	$33,054,505	$56,868,786	$83,443,972	$20,367,774	$39,687,281
Due from New England Life Insurance Company	—	30	—	20	—
Total Assets	33,054,505	56,868,816	83,443,972	20,367,794	39,687,281
Liabilities:
Accrued fees	322	161	289	169	101
Due to New England Life Insurance Company	1	—	15	—	5
Total Liabilities	323	161	304	169	106
Net Assets	$33,054,182	$56,868,655	$83,443,668	$20,367,625	$39,687,175
Contract Owners' Equity
Net assets from accumulation units	$32,815,777	$56,028,905	$81,448,692	$20,076,864	$39,597,716
Net assets from contracts in payout	238,405	839,750	1,994,976	290,761	89,459
Total Net Assets	$33,054,182	$56,868,655	$83,443,668	$20,367,625	$39,687,175

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount
Assets:
Investments at fair value	$80,490,783	$334,376,531	$545,305,642	$78,218,329	$10,346,251
Due from New England Life Insurance Company	—	—	13	96	—
Total Assets	80,490,783	334,376,531	545,305,655	78,218,425	10,346,251
Liabilities:
Accrued fees	66	51	48	281	128
Due to New England Life Insurance Company	1	6	—	—	13
Total Liabilities	67	57	48	281	141
Net Assets	$80,490,716	$334,376,474	$545,305,607	$78,218,144	$10,346,110
Contract Owners' Equity
Net assets from accumulation units	$80,441,421	$333,874,224	$545,171,729	$77,446,111	$10,258,849
Net assets from contracts in payout	49,295	502,250	133,878	772,033	87,261
Total Net Assets	$80,490,716	$334,376,474	$545,305,607	$78,218,144	$10,346,110

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount
Assets:
Investments at fair value	$191,371,289	$10,509,036	$29,412,384	$62,222,245	$18,774,842
Due from New England Life Insurance Company	—	—	—	72	—
Total Assets	191,371,289	10,509,036	29,412,384	62,222,317	18,774,842
Liabilities:
Accrued fees	212	119	308	254	178
Due to New England Life Insurance Company	8	5	58	—	9
Total Liabilities	220	124	366	254	187
Net Assets	$191,371,069	$10,508,912	$29,412,018	$62,222,063	$18,774,655
Contract Owners' Equity
Net assets from accumulation units	$189,014,030	$10,508,912	$29,254,114	$61,203,661	$18,661,916
Net assets from contracts in payout	2,357,039	—	157,904	1,018,402	112,739
Total Net Assets	$191,371,069	$10,508,912	$29,412,018	$62,222,063	$18,774,655

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$35,098,140	$37,355,980	$29,696,015	$34,851,500	$67,231,754
Due from New England Life Insurance Company	—	—	4	2	2
Total Assets	35,098,140	37,355,980	29,696,019	34,851,502	67,231,756
Liabilities:
Accrued fees	173	157	249	180	189
Due to New England Life Insurance Company	6	12	—	—	—
Total Liabilities	179	169	249	180	189
Net Assets	$35,097,961	$37,355,811	$29,695,770	$34,851,322	$67,231,567
Contract Owners' Equity
Net assets from accumulation units	$34,864,027	$37,164,044	$29,511,899	$34,302,737	$66,838,863
Net assets from contracts in payout	233,934	191,767	183,871	548,585	392,704
Total Net Assets	$35,097,961	$37,355,811	$29,695,770	$34,851,322	$67,231,567

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2020

	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount
Assets:
Investments at fair value	$32,970,756	$91,982,944	$78,647,084	$67,131,542
Due from New England Life Insurance Company	22	—	3	—
Total Assets	32,970,778	91,982,944	78,647,087	67,131,542
Liabilities:
Accrued fees	233	351	350	133
Due to New England Life Insurance Company	—	15	—	1
Total Liabilities	233	366	350	134
Net Assets	$32,970,545	$91,982,578	$78,646,737	$67,131,408
Contract Owners' Equity
Net assets from accumulation units	$32,617,852	$90,222,170	$78,088,835	$66,564,084
Net assets from contracts in payout	352,693	1,760,408	557,902	567,324
Total Net Assets	$32,970,545	$91,982,578	$78,646,737	$67,131,408

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Assets:
Investments at fair value	$26,817,491	$99,516,044	$40,243,271
Due from New England Life Insurance Company	—	—	—
Total Assets	26,817,491	99,516,044	40,243,271
Liabilities:
Accrued fees	132	337	267
Due to New England Life Insurance Company	9	4	3
Total Liabilities	141	341	270
Net Assets	$26,817,350	$99,515,703	$40,243,001
Contract Owners' Equity
Net assets from accumulation units	$26,797,514	$98,762,707	$39,641,980
Net assets from contracts in payout	19,836	752,996	601,021
Total Net Assets	$26,817,350	$99,515,703	$40,243,001

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	American Funds® Bond Subaccount	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI AB Global Dynamic Allocation Subaccount
Investment Income:
Dividends	$429,752	$121,293	$868,817	$1,995,329	$47,914
Expenses:
Mortality and expense risk and other charges	316,095	1,084,739	4,144,051	2,256,613	33,232
Administrative charges	848	2,286	10,944	6,963	—
Total expenses	316,943	1,087,025	4,154,995	2,263,576	33,232
Net investment income (loss)	112,809	(965,732)	(3,286,178)	(268,247)	14,682
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	198,794	4,528,734	6,616,026	3,974,849	166,391
Realized gains (losses) on sale of investments	178,298	2,681,171	24,687,742	3,804,498	29,172
Net realized gains (losses)	377,092	7,209,905	31,303,768	7,779,347	195,563
Change in unrealized gains (losses) on investments	1,100,187	12,738,691	87,190,501	9,736,395	(123,142)
Net realized and change in unrealized gains (losses) on investments	1,477,279	19,948,596	118,494,269	17,515,742	72,421
Net increase (decrease) in net assets resulting from operations	$1,590,088	$18,982,864	$115,208,091	$17,247,495	$87,103

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI AQR Global Risk Balanced Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount
Investment Income:
Dividends	$2,245,412	$4,559,761	$1,606,027	$104,094	$76,424
Expenses:
Mortality and expense risk and other charges	1,627,871	3,603,506	1,050,936	55,065	61,268
Administrative charges	345	122	335	—	—
Total expenses	1,628,216	3,603,628	1,051,271	55,065	61,268
Net investment income (loss)	617,196	956,133	554,756	49,029	15,156
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,446,648	22,028,976	3,922,088	456,605	418,493
Realized gains (losses) on sale of investments	1,650,715	2,296,959	871,531	(139,279)	(11,739)
Net realized gains (losses)	9,097,363	24,325,935	4,793,619	317,326	406,754
Change in unrealized gains (losses) on investments	7,750,156	17,109,154	3,629,222	(320,398)	(304,099)
Net realized and change in unrealized gains (losses) on investments	16,847,519	41,435,089	8,422,841	(3,072)	102,655
Net increase (decrease) in net assets resulting from operations	$17,464,715	$42,391,222	$8,977,597	$45,957	$117,811

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI Clarion Global Real Estate Subaccount
Investment Income:
Dividends	$217,677	$445,103	$226,063	$116,751	$1,337,928
Expenses:
Mortality and expense risk and other charges	231,538	248,181	106,667	146,038	380,614
Administrative charges	463	—	1,480	405	580
Total expenses	232,001	248,181	108,147	146,443	381,194
Net investment income (loss)	(14,324)	196,922	117,916	(29,692)	956,734
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,007,802	1,847,334	—	849,022	623,819
Realized gains (losses) on sale of investments	204,962	229,231	(277,595)	413,499	(299,077)
Net realized gains (losses)	2,212,764	2,076,565	(277,595)	1,262,521	324,742
Change in unrealized gains (losses) on investments	815,120	(297,320)	209	1,146,759	(3,306,197)
Net realized and change in unrealized gains (losses) on investments	3,027,884	1,779,245	(277,386)	2,409,280	(2,981,455)
Net increase (decrease) in net assets resulting from operations	$3,013,560	$1,976,167	$(159,470)	$2,379,588	$(2,024,721)

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount
Investment Income:
Dividends	$2,122,468	$172,561	$130,301	$—	$89,521
Expenses:
Mortality and expense risk and other charges	834,262	36,182	250,846	92,270	51,613
Administrative charges	2,108	—	195	102	—
Total expenses	836,370	36,182	251,041	92,372	51,613
Net investment income (loss)	1,286,098	136,379	(120,740)	(92,372)	37,908
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,783,199	166,733	49,395	472,289	102,630
Realized gains (losses) on sale of investments	(1,635,832)	(102,375)	994,339	(29,596)	24,596
Net realized gains (losses)	147,367	64,358	1,043,734	442,693	127,226
Change in unrealized gains (losses) on investments	2,537,522	50,660	3,781,016	3,218,580	277,484
Net realized and change in unrealized gains (losses) on investments	2,684,889	115,018	4,824,750	3,661,273	404,710
Net increase (decrease) in net assets resulting from operations	$3,970,987	$251,397	$4,704,010	$3,568,901	$442,618

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount
Investment Income:
Dividends	$39,459	$300,978	$62,683	$779,907	$—
Expenses:
Mortality and expense risk and other charges	74,432	588,387	36,077	435,670	250,860
Administrative charges	146	3,447	—	1,028	1,272
Total expenses	74,578	591,834	36,077	436,698	252,132
Net investment income (loss)	(35,119)	(290,856)	26,606	343,209	(252,132)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	375,017	16,548,046	247,705	1,204,017	3,111,086
Realized gains (losses) on sale of investments	177,145	1,277,719	16,376	432,546	3,634,355
Net realized gains (losses)	552,162	17,825,765	264,081	1,636,563	6,745,441
Change in unrealized gains (losses) on investments	223,037	(5,227,102)	(155,839)	1,915,675	12,183,668
Net realized and change in unrealized gains (losses) on investments	775,199	12,598,663	108,242	3,552,238	18,929,109
Net increase (decrease) in net assets resulting from operations	$740,080	$12,307,807	$134,848	$3,895,447	$18,676,977

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount
Investment Income:
Dividends	$25,433	$805,289	$5,006,379	$60,229	$1,060,006
Expenses:
Mortality and expense risk and other charges	9,863	372,108	1,677,802	41,510	493,773
Administrative charges	—	375	4,491	—	179
Total expenses	9,863	372,483	1,682,293	41,510	493,952
Net investment income (loss)	15,570	432,806	3,324,086	18,719	566,054
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	51,660	—	—	179,608	1,376,985
Realized gains (losses) on sale of investments	11,363	(201,388)	852,759	8,406	227,783
Net realized gains (losses)	63,023	(201,388)	852,759	188,014	1,604,768
Change in unrealized gains (losses) on investments	(8,195)	2,581,143	4,905,191	(198,985)	1,049,197
Net realized and change in unrealized gains (losses) on investments	54,828	2,379,755	5,757,950	(10,971)	2,653,965
Net increase (decrease) in net assets resulting from operations	$70,398	$2,812,561	$9,082,036	$7,748	$3,220,019

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount
Investment Income:
Dividends	$792,215	$17,133	$494,234	$63,990	$548,497
Expenses:
Mortality and expense risk and other charges	396,526	733,603	442,203	38,673	371,535
Administrative charges	282	3,342	1,430	—	5,551
Total expenses	396,808	736,945	443,633	38,673	377,086
Net investment income (loss)	395,407	(719,812)	50,601	25,317	171,411
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,294,526	6,447,886	2,084,652	—	1,754,644
Realized gains (losses) on sale of investments	1,322	302,284	(189,961)	122,771	1,160,560
Net realized gains (losses)	1,295,848	6,750,170	1,894,691	122,771	2,915,204
Change in unrealized gains (losses) on investments	1,169,827	5,441,385	321,788	1,526	3,716,956
Net realized and change in unrealized gains (losses) on investments	2,465,675	12,191,555	2,216,479	124,297	6,632,160
Net increase (decrease) in net assets resulting from operations	$2,861,082	$11,471,743	$2,267,080	$149,614	$6,803,571

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Investment Income:
Dividends	$1,965,719	$—	$358,427	$1,066,081	$2,021,116
Expenses:
Mortality and expense risk and other charges	729,255	942,462	276,042	482,279	958,342
Administrative charges	7,528	41,935	2,649	370	1,036
Total expenses	736,783	984,397	278,691	482,649	959,378
Net investment income (loss)	1,228,936	(984,397)	79,736	583,432	1,061,738
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	8,818,501	—	829,174	3,543,515
Realized gains (losses) on sale of investments	270,536	3,803,582	55,154	(1,680)	(245,642)
Net realized gains (losses)	270,536	12,622,083	55,154	827,494	3,297,873
Change in unrealized gains (losses) on investments	2,358,182	13,032,178	(359,014)	1,537,336	2,226,670
Net realized and change in unrealized gains (losses) on investments	2,628,718	25,654,261	(303,860)	2,364,830	5,524,543
Net increase (decrease) in net assets resulting from operations	$3,857,654	$24,669,864	$(224,124)	$2,948,262	$6,586,281

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount
Investment Income:
Dividends	$6,849,056	$8,866,466	$534,829	$179,420	$2,600,007
Expenses:
Mortality and expense risk and other charges	3,942,723	6,129,871	849,478	118,393	2,263,714
Administrative charges	2,481	2,631	9,872	210	37,218
Total expenses	3,945,204	6,132,502	859,350	118,603	2,300,932
Net investment income (loss)	2,903,852	2,733,964	(324,521)	60,817	299,075
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	21,671,251	45,828,782	1,445,171	397,287	19,457,253
Realized gains (losses) on sale of investments	816,468	3,270,993	(805,908)	165,362	2,595,855
Net realized gains (losses)	22,487,719	49,099,775	639,263	562,649	22,053,108
Change in unrealized gains (losses) on investments	11,297,668	19,463,443	3,024,265	706,145	(6,053,035)
Net realized and change in unrealized gains (losses) on investments	33,785,387	68,563,218	3,663,528	1,268,794	16,000,073
Net increase (decrease) in net assets resulting from operations	$36,689,239	$71,297,182	$3,339,007	$1,329,611	$16,299,148

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$—	$17,692	$23,876	$—	$937,579
Expenses:
Mortality and expense risk and other charges	112,732	309,201	677,370	198,168	439,507
Administrative charges	212	4,174	17,735	666	974
Total expenses	112,944	313,375	695,105	198,834	440,481
Net investment income (loss)	(112,944)	(295,683)	(671,229)	(198,834)	497,098
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,139,140	2,786,948	4,681,023	2,210,391	—
Realized gains (losses) on sale of investments	253,425	1,653,671	(261,160)	241,926	240,896
Net realized gains (losses)	1,392,565	4,440,619	4,419,863	2,452,317	240,896
Change in unrealized gains (losses) on investments	1,226,470	6,995,352	2,164,435	2,542,743	1,187,027
Net realized and change in unrealized gains (losses) on investments	2,619,035	11,435,971	6,584,298	4,995,060	1,427,923
Net increase (decrease) in net assets resulting from operations	$2,506,091	$11,140,288	$5,913,069	$4,796,226	$1,925,021

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Investment Income:
Dividends	$394,547	$788,921	$334,683	$1,056,874	$718,499
Expenses:
Mortality and expense risk and other charges	405,461	332,247	368,588	780,089	408,473
Administrative charges	1,007	857	1,400	3,053	9,513
Total expenses	406,468	333,104	369,988	783,142	417,986
Net investment income (loss)	(11,921)	455,817	(35,305)	273,732	300,513
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,175,067	140,579	1,733,061	4,032,902	1,365,567
Realized gains (losses) on sale of investments	339,658	254,852	736,172	3,369,130	514,084
Net realized gains (losses)	2,514,725	395,431	2,469,233	7,402,032	1,879,651
Change in unrealized gains (losses) on investments	1,652,569	779,054	3,095,527	2,233,634	145,190
Net realized and change in unrealized gains (losses) on investments	4,167,294	1,174,485	5,564,760	9,635,666	2,024,841
Net increase (decrease) in net assets resulting from operations	$4,155,373	$1,630,302	$5,529,455	$9,909,398	$2,325,354
The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Investment Income:
Dividends	$1,524,834	$18,885	$9,922	$—	$5,605,923
Expenses:
Mortality and expense risk and other charges	1,074,320	859,052	758,733	296,964	1,233,547
Administrative charges	13,042	5,198	2,019	634	6,935
Total expenses	1,087,362	864,250	760,752	297,598	1,240,482
Net investment income (loss)	437,472	(845,365)	(750,830)	(297,598)	4,365,441
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,325,457	4,909,926	4,873,962	2,661,623	—
Realized gains (losses) on sale of investments	(472,403)	1,791,371	2,401,367	524,386	331,848
Net realized gains (losses)	4,853,054	6,701,297	7,275,329	3,186,009	331,848
Change in unrealized gains (losses) on investments	(3,587,029)	9,244,458	12,156,108	2,164,685	27,292
Net realized and change in unrealized gains (losses) on investments	1,266,025	15,945,755	19,431,437	5,350,694	359,140
Net increase (decrease) in net assets resulting from operations	$1,703,497	$15,100,390	$18,680,607	$5,053,096	$4,724,581

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2020

BHFTII Western Asset Management U.S. Government Subaccount
Investment Income:
Dividends	$1,219,258
Expenses:
Mortality and expense risk and other charges	498,885
Administrative charges	5,028
Total expenses	503,913
Net investment income (loss)	715,345
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—
Realized gains (losses) on sale of investments	43,366
Net realized gains (losses)	43,366
Change in unrealized gains (losses) on investments	604,227
Net realized and change in unrealized gains (losses) on investments	647,593
Net increase (decrease) in net assets resulting from operations	$1,362,938

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2020 and 2019

	American Funds® Bond Subaccount		American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$112,809	$215,319	$(965,732)	$(1,043,206)	$(3,286,178)	$(2,037,860)	$(268,247)	$120,938
Net realized gains (losses)	377,092	(4,073)	7,209,905	6,759,569	31,303,768	37,493,627	7,779,347	21,519,366
Change in unrealized gains (losses) on investments	1,100,187	1,418,641	12,738,691	13,982,637	87,190,501	29,952,387	9,736,395	12,699,878
Net increase (decrease) in net assets resulting from operations	1,590,088	1,629,887	18,982,864	19,699,000	115,208,091	65,408,154	17,247,495	34,340,182
Contract Transactions:
Purchase payments received from contract owners	88,463	29,750	139,922	243,620	842,691	945,853	519,301	538,989
Net transfers (including fixed account)	1,358,198	417,534	(4,483,167)	(2,453,430)	(35,383,863)	(6,468,281)	(1,809,274)	(2,890,169)
Contract charges	(147,347)	(158,480)	(398,346)	(431,013)	(1,384,451)	(1,362,480)	(703,259)	(772,544)
Transfers for contract benefits and terminations	(2,719,622)	(2,893,104)	(8,127,262)	(10,337,929)	(29,212,200)	(35,274,721)	(14,432,611)	(23,498,140)
Net increase (decrease) in net assets resulting from contract transactions	(1,420,308)	(2,604,300)	(12,868,853)	(12,978,752)	(65,137,823)	(42,159,629)	(16,425,843)	(26,621,864)
Net increase (decrease) in net assets	169,780	(974,413)	6,114,011	6,720,248	50,070,268	23,248,525	821,652	7,718,318
Net Assets:
Beginning of year	21,110,214	22,084,627	77,899,413	71,179,165	267,113,457	243,864,932	159,842,830	152,124,512
End of year	$21,279,994	$21,110,214	$84,013,424	$77,899,413	$317,183,725	$267,113,457	$160,664,482	$159,842,830

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,682	$68,661	$617,196	$783,725	$956,133	$1,405,013
Net realized gains (losses)	195,563	95,993	9,097,363	11,318,047	24,325,935	30,335,892
Change in unrealized gains (losses) on investments	(123,142)	305,854	7,750,156	10,549,279	17,109,154	30,236,625
Net increase (decrease) in net assets resulting from operations	87,103	470,508	17,464,715	22,651,051	42,391,222	61,977,530
Contract Transactions:
Purchase payments received from contract owners	7,025	8,150	372,593	122,132	732,492	1,039,806
Net transfers (including fixed account)	(385,679)	(148,412)	1,264,286	3,975,180	(9,483,470)	(5,046,932)
Contract charges	(25,340)	(28,136)	(1,414,111)	(1,466,411)	(3,225,400)	(3,403,139)
Transfers for contract benefits and terminations	(262,944)	(211,594)	(15,289,345)	(14,328,852)	(22,624,949)	(34,097,419)
Net increase (decrease) in net assets resulting from contract transactions	(666,938)	(379,992)	(15,066,577)	(11,697,951)	(34,601,327)	(41,507,684)
Net increase (decrease) in net assets	(579,835)	90,516	2,398,138	10,953,100	7,789,895	20,469,846
Net Assets:
Beginning of year	3,048,573	2,958,057	140,904,119	129,951,019	319,180,803	298,710,957
End of year	$2,468,738	$3,048,573	$143,302,257	$140,904,119	$326,970,698	$319,180,803

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI AQR Global Risk Balanced Subaccount		BHFTI BlackRock Global Tactical Strategies Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$554,756	$719,716	$49,029	$88,249	$15,156	$(58,280)	$(14,324)	$52,641
Net realized gains (losses)	4,793,619	6,161,539	317,326	(164,142)	406,754	3,378	2,212,764	2,324,427
Change in unrealized gains (losses) on investments	3,629,222	6,064,432	(320,398)	944,248	(304,099)	1,023,366	815,120	2,116,296
Net increase (decrease) in net assets resulting from operations	8,977,597	12,945,687	45,957	868,355	117,811	968,464	3,013,560	4,493,364
Contract Transactions:
Purchase payments received from contract owners	136,266	136,584	817	1,400	22,097	900	59,363	92,982
Net transfers (including fixed account)	(2,970,679)	257,386	(26,472)	(482,163)	100,752	(429,933)	(1,137,976)	(715,587)
Contract charges	(841,269)	(924,444)	(43,448)	(47,179)	(50,060)	(52,108)	(89,640)	(95,743)
Transfers for contract benefits and terminations	(11,349,365)	(13,909,219)	(418,296)	(418,632)	(416,692)	(490,123)	(2,365,352)	(2,258,182)
Net increase (decrease) in net assets resulting from contract transactions	(15,025,047)	(14,439,693)	(487,399)	(946,574)	(343,903)	(971,264)	(3,533,605)	(2,976,530)
Net increase (decrease) in net assets	(6,047,450)	(1,494,006)	(441,442)	(78,219)	(226,092)	(2,800)	(520,045)	1,516,834
Net Assets:
Beginning of year	92,075,683	93,569,689	4,904,998	4,983,217	5,373,944	5,376,744	20,196,029	18,679,195
End of year	$86,028,233	$92,075,683	$4,463,556	$4,904,998	$5,147,852	$5,373,944	$19,675,984	$20,196,029

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Balanced Plus Subaccount		BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$196,922	$147,926	$117,916	$162,178	$(29,692)	$(33,547)
Net realized gains (losses)	2,076,565	(188)	(277,595)	(34,322)	1,262,521	1,891,319
Change in unrealized gains (losses) on investments	(297,320)	3,768,309	209	160,516	1,146,759	1,453,291
Net increase (decrease) in net assets resulting from operations	1,976,167	3,916,047	(159,470)	288,372	2,379,588	3,311,063
Contract Transactions:
Purchase payments received from contract owners	99,616	9,234	6,639	26,511	58,002	13,448
Net transfers (including fixed account)	1,224,377	1,359,355	(3,004,105)	3,461,273	(706,793)	(338,646)
Contract charges	(201,362)	(196,723)	(90,274)	(74,814)	(72,676)	(72,359)
Transfers for contract benefits and terminations	(3,747,511)	(2,045,141)	(625,807)	(1,027,872)	(1,431,630)	(1,335,198)
Net increase (decrease) in net assets resulting from contract transactions	(2,624,880)	(873,275)	(3,713,547)	2,385,098	(2,153,097)	(1,732,755)
Net increase (decrease) in net assets	(648,713)	3,042,772	(3,873,017)	2,673,470	226,491	1,578,308
Net Assets:
Beginning of year	20,788,191	17,745,419	11,274,323	8,600,853	13,262,114	11,683,806
End of year	$20,139,478	$20,788,191	$7,401,306	$11,274,323	$13,488,605	$13,262,114

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Clarion Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Balanced-Risk Allocation Subaccount		BHFTI Invesco Global Equity Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$956,734	$672,885	$1,286,098	$782,322	$136,379	$(41,772)	$(120,740)	$(96,457)
Net realized gains (losses)	324,742	(165,183)	147,367	4,631,322	64,358	(77,941)	1,043,734	3,312,868
Change in unrealized gains (losses) on investments	(3,306,197)	7,353,698	2,537,522	11,127,329	50,660	581,704	3,781,016	2,327,104
Net increase (decrease) in net assets resulting from operations	(2,024,721)	7,861,400	3,970,987	16,540,973	251,397	461,991	4,704,010	5,543,515
Contract Transactions:
Purchase payments received from contract owners	69,316	106,181	201,051	256,943	9,372	10,200	121,987	60,907
Net transfers (including fixed account)	2,920,638	(2,278,903)	2,878,352	(1,328,021)	(226,624)	(537,849)	(1,644,328)	(419,651)
Contract charges	(164,180)	(206,719)	(397,289)	(474,634)	(29,718)	(33,379)	(128,712)	(138,262)
Transfers for contract benefits and terminations	(3,907,745)	(5,481,907)	(6,637,423)	(9,817,382)	(311,404)	(410,333)	(2,618,014)	(2,753,992)
Net increase (decrease) in net assets resulting from contract transactions	(1,081,971)	(7,861,348)	(3,955,309)	(11,363,094)	(558,374)	(971,361)	(4,269,067)	(3,250,998)
Net increase (decrease) in net assets	(3,106,692)	52	15,678	5,177,879	(306,977)	(509,370)	434,943	2,292,517
Net Assets:
Beginning of year	35,838,042	35,837,990	80,845,079	75,667,200	3,264,743	3,774,113	21,853,199	19,560,682
End of year	$32,731,350	$35,838,042	$80,860,757	$80,845,079	$2,957,766	$3,264,743	$22,288,142	$21,853,199

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(92,372)	$(89,410)	$37,908	$65,683	$(35,119)	$11,456
Net realized gains (losses)	442,693	993,523	127,226	12,256	552,162	729,714
Change in unrealized gains (losses) on investments	3,218,580	581,253	277,484	545,548	223,037	659,732
Net increase (decrease) in net assets resulting from operations	3,568,901	1,485,366	442,618	623,487	740,080	1,400,902
Contract Transactions:
Purchase payments received from contract owners	16,302	35,227	303	1,759	1,792	4,133
Net transfers (including fixed account)	(124,387)	(421,597)	340,458	(40,233)	(194,907)	603
Contract charges	(38,992)	(37,555)	(42,302)	(43,894)	(43,723)	(45,867)
Transfers for contract benefits and terminations	(717,857)	(1,044,076)	(423,525)	(389,645)	(599,110)	(1,040,591)
Net increase (decrease) in net assets resulting from contract transactions	(864,934)	(1,468,001)	(125,066)	(472,013)	(835,948)	(1,081,722)
Net increase (decrease) in net assets	2,703,967	17,365	317,552	151,474	(95,868)	319,180
Net Assets:
Beginning of year	6,911,321	6,893,956	4,357,882	4,206,408	6,118,464	5,799,284
End of year	$9,615,288	$6,911,321	$4,675,434	$4,357,882	$6,022,596	$6,118,464

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(290,856)	$(205,749)	$26,606	$28,083	$343,209	$35,932	$(252,132)	$(175,820)
Net realized gains (losses)	17,825,765	8,529,663	264,081	36,906	1,636,563	2,245,710	6,745,441	3,704,257
Change in unrealized gains (losses) on investments	(5,227,102)	1,341,426	(155,839)	522,731	1,915,675	6,613,217	12,183,668	723,909
Net increase (decrease) in net assets resulting from operations	12,307,807	9,665,340	134,848	587,720	3,895,447	8,894,859	18,676,977	4,252,346
Contract Transactions:
Purchase payments received from contract owners	73,561	84,229	22,052	—	61,040	109,680	93,563	56,237
Net transfers (including fixed account)	(4,917,132)	(2,141,287)	(119,565)	68,490	(28,534)	(518,748)	(2,379,337)	(503,623)
Contract charges	(323,243)	(344,977)	(31,251)	(32,303)	(218,472)	(238,544)	(90,878)	(68,182)
Transfers for contract benefits and terminations	(5,766,014)	(5,782,974)	(264,760)	(538,638)	(3,819,731)	(5,027,624)	(2,176,206)	(1,791,360)
Net increase (decrease) in net assets resulting from contract transactions	(10,932,828)	(8,185,009)	(393,524)	(502,451)	(4,005,697)	(5,675,236)	(4,552,858)	(2,306,928)
Net increase (decrease) in net assets	1,374,979	1,480,331	(258,676)	85,269	(110,250)	3,219,623	14,124,119	1,945,418
Net Assets:
Beginning of year	48,305,918	46,825,587	3,124,500	3,039,231	38,489,630	35,270,007	13,425,627	11,480,209
End of year	$49,680,897	$48,305,918	$2,865,824	$3,124,500	$38,379,380	$38,489,630	$27,549,746	$13,425,627

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$15,570	$19,674	$432,806	$681,403	$3,324,086	$2,222,839
Net realized gains (losses)	63,023	(944)	(201,388)	(525,026)	852,759	114,151
Change in unrealized gains (losses) on investments	(8,195)	176,159	2,581,143	2,013,347	4,905,191	7,271,440
Net increase (decrease) in net assets resulting from operations	70,398	194,889	2,812,561	2,169,724	9,082,036	9,608,430
Contract Transactions:
Purchase payments received from contract owners	—	2,382	141,974	66,502	426,492	413,006
Net transfers (including fixed account)	(150,311)	(237,087)	355,236	(159,077)	5,547,639	2,798,423
Contract charges	(10,251)	(12,158)	(244,708)	(265,469)	(856,001)	(891,487)
Transfers for contract benefits and terminations	(124,245)	(69,796)	(4,191,806)	(4,251,933)	(14,767,271)	(19,456,259)
Net increase (decrease) in net assets resulting from contract transactions	(284,807)	(316,659)	(3,939,304)	(4,609,977)	(9,649,141)	(17,136,317)
Net increase (decrease) in net assets	(214,409)	(121,770)	(1,126,743)	(2,440,253)	(567,105)	(7,527,887)
Net Assets:
Beginning of year	990,807	1,112,577	30,300,961	32,741,214	134,897,485	142,425,372
End of year	$776,398	$990,807	$29,174,218	$30,300,961	$134,330,380	$134,897,485

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18,719	$9,515	$566,054	$481,400	$395,407	$269,149	$(719,812)	$(827,823)
Net realized gains (losses)	188,014	24,947	1,604,768	2,591,997	1,295,848	2,475,781	6,750,170	12,791,280
Change in unrealized gains (losses) on investments	(198,985)	661,497	1,049,197	4,427,789	1,169,827	4,226,994	5,441,385	5,053,608
Net increase (decrease) in net assets resulting from operations	7,748	695,959	3,220,019	7,501,186	2,861,082	6,971,924	11,471,743	17,017,065
Contract Transactions:
Purchase payments received from contract owners	—	375	188,591	22,232	20,030	53,094	159,483	234,786
Net transfers (including fixed account)	(58,452)	(216,260)	(1,066,463)	269,300	13,606	(2,497,008)	(7,047,592)	(4,284,828)
Contract charges	(33,745)	(37,064)	(418,236)	(446,962)	(350,938)	(368,213)	(333,839)	(373,688)
Transfers for contract benefits and terminations	(280,719)	(434,811)	(4,075,137)	(6,512,409)	(4,221,842)	(3,703,931)	(6,962,244)	(8,798,697)
Net increase (decrease) in net assets resulting from contract transactions	(372,916)	(687,760)	(5,371,245)	(6,667,839)	(4,539,144)	(6,516,058)	(14,184,192)	(13,222,427)
Net increase (decrease) in net assets	(365,168)	8,199	(2,151,226)	833,347	(1,678,062)	455,866	(2,712,449)	3,794,638
Net Assets:
Beginning of year	3,745,735	3,737,536	44,499,074	43,665,727	36,721,231	36,265,365	65,565,191	61,770,553
End of year	$3,380,567	$3,745,735	$42,347,848	$44,499,074	$35,043,169	$36,721,231	$62,852,742	$65,565,191

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTI Western Asset Management Government Income Subaccount		BHFTII Baillie Gifford International Stock Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$50,601	$(76,405)	$25,317	$28,576	$171,411	$(27,489)
Net realized gains (losses)	1,894,691	1,315,437	122,771	(13,030)	2,915,204	2,650,116
Change in unrealized gains (losses) on investments	321,788	8,356,310	1,526	78,546	3,716,956	5,513,578
Net increase (decrease) in net assets resulting from operations	2,267,080	9,595,342	149,614	94,092	6,803,571	8,136,205
Contract Transactions:
Purchase payments received from contract owners	150,569	126,570	240	1,456	87,566	134,306
Net transfers (including fixed account)	562,593	(766,806)	2,233,234	919,635	(1,638,386)	(1,177,922)
Contract charges	(183,413)	(210,614)	(32,231)	(17,892)	(122,895)	(129,519)
Transfers for contract benefits and terminations	(3,733,697)	(5,326,867)	(761,880)	(260,498)	(3,295,184)	(3,931,672)
Net increase (decrease) in net assets resulting from contract transactions	(3,203,948)	(6,177,717)	1,439,363	642,701	(4,968,899)	(5,104,807)
Net increase (decrease) in net assets	(936,868)	3,417,625	1,588,977	736,793	1,834,672	3,031,398
Net Assets:
Beginning of year	40,517,840	37,100,215	2,214,706	1,477,913	31,219,510	28,188,112
End of year	$39,580,972	$40,517,840	$3,803,683	$2,214,706	$33,054,182	$31,219,510

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,228,936	$1,447,287	$(984,397)	$(804,786)	$79,736	$87,062	$583,432	$363,833
Net realized gains (losses)	270,536	(220,095)	12,622,083	14,277,801	55,154	117,979	827,494	652,979
Change in unrealized gains (losses) on investments	2,358,182	3,669,675	13,032,178	4,341,694	(359,014)	(48,590)	1,537,336	3,006,931
Net increase (decrease) in net assets resulting from operations	3,857,654	4,896,867	24,669,864	17,814,709	(224,124)	156,451	2,948,262	4,023,743
Contract Transactions:
Purchase payments received from contract owners	318,555	279,984	321,473	183,306	83,211	190,760	325,917	68,102
Net transfers (including fixed account)	608,116	238,990	(3,470,278)	(102,300)	1,098,118	5,348,939	2,464,051	1,542,493
Contract charges	(277,539)	(296,595)	(181,465)	(170,811)	(159,472)	(192,385)	(389,696)	(407,494)
Transfers for contract benefits and terminations	(6,889,431)	(8,854,947)	(7,720,336)	(8,422,101)	(4,871,763)	(7,579,220)	(4,624,972)	(7,240,622)
Net increase (decrease) in net assets resulting from contract transactions	(6,240,299)	(8,632,568)	(11,050,606)	(8,511,906)	(3,849,906)	(2,231,906)	(2,224,700)	(6,037,521)
Net increase (decrease) in net assets	(2,382,645)	(3,735,701)	13,619,258	9,302,803	(4,074,030)	(2,075,455)	723,562	(2,013,778)
Net Assets:
Beginning of year	59,251,300	62,987,001	69,824,410	60,521,607	24,441,655	26,517,110	38,963,613	40,977,391
End of year	$56,868,655	$59,251,300	$83,443,668	$69,824,410	$20,367,625	$24,441,655	$39,687,175	$38,963,613

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,061,738	$781,005	$2,903,852	$2,304,437	$2,733,964	$2,711,082
Net realized gains (losses)	3,297,873	4,494,087	22,487,719	29,542,132	49,099,775	60,478,627
Change in unrealized gains (losses) on investments	2,226,670	5,919,273	11,297,668	23,569,218	19,463,443	41,861,267
Net increase (decrease) in net assets resulting from operations	6,586,281	11,194,365	36,689,239	55,415,787	71,297,182	105,050,976
Contract Transactions:
Purchase payments received from contract owners	59,556	100,815	506,687	1,105,513	823,370	1,334,161
Net transfers (including fixed account)	2,395,897	(611,690)	(3,899,200)	(2,562,237)	(7,111,287)	(5,098,884)
Contract charges	(665,154)	(707,087)	(2,902,662)	(3,054,238)	(4,714,850)	(5,025,129)
Transfers for contract benefits and terminations	(8,534,609)	(13,545,890)	(30,105,597)	(43,377,062)	(47,229,766)	(64,314,278)
Net increase (decrease) in net assets resulting from contract transactions	(6,744,310)	(14,763,852)	(36,400,772)	(47,888,024)	(58,232,533)	(73,104,130)
Net increase (decrease) in net assets	(158,029)	(3,569,487)	288,467	7,527,763	13,064,649	31,946,846
Net Assets:
Beginning of year	80,648,745	84,218,232	334,088,007	326,560,244	532,240,958	500,294,112
End of year	$80,490,716	$80,648,745	$334,376,474	$334,088,007	$545,305,607	$532,240,958

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(324,521)	$(547,786)	$60,817	$73,292	$299,075	$347,426	$(112,944)	$(118,601)
Net realized gains (losses)	639,263	10,151,988	562,649	700,644	22,053,108	20,999,738	1,392,565	1,775,428
Change in unrealized gains (losses) on investments	3,024,265	6,149,318	706,145	1,178,636	(6,053,035)	27,477,410	1,226,470	897,477
Net increase (decrease) in net assets resulting from operations	3,339,007	15,753,520	1,329,611	1,952,572	16,299,148	48,824,574	2,506,091	2,554,304
Contract Transactions:
Purchase payments received from contract owners	349,556	273,383	328,144	8,724	656,318	658,141	13,714	13,062
Net transfers (including fixed account)	2,234,422	(898,965)	(1,030,113)	110,887	(438,022)	(7,293,689)	(338,591)	(771,806)
Contract charges	(246,546)	(296,786)	(55,769)	(67,136)	(740,244)	(820,754)	(61,283)	(65,253)
Transfers for contract benefits and terminations	(6,860,320)	(10,379,295)	(760,805)	(855,127)	(19,547,791)	(26,295,852)	(860,888)	(1,279,826)
Net increase (decrease) in net assets resulting from contract transactions	(4,522,888)	(11,301,663)	(1,518,543)	(802,652)	(20,069,739)	(33,752,154)	(1,247,048)	(2,103,823)
Net increase (decrease) in net assets	(1,183,881)	4,451,857	(188,932)	1,149,920	(3,770,591)	15,072,420	1,259,043	450,481
Net Assets:
Beginning of year	79,402,025	74,950,168	10,535,042	9,385,122	195,141,660	180,069,240	9,249,869	8,799,388
End of year	$78,218,144	$79,402,025	$10,346,110	$10,535,042	$191,371,069	$195,141,660	$10,508,912	$9,249,869

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII Loomis Sayles Small Cap Growth Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(295,683)	$(200,411)	$(671,229)	$(800,522)	$(198,834)	$(208,233)
Net realized gains (losses)	4,440,619	3,318,264	4,419,863	7,229,783	2,452,317	3,287,136
Change in unrealized gains (losses) on investments	6,995,352	1,930,331	2,164,435	6,577,891	2,542,743	594,733
Net increase (decrease) in net assets resulting from operations	11,140,288	5,048,184	5,913,069	13,007,152	4,796,226	3,673,636
Contract Transactions:
Purchase payments received from contract owners	35,546	39,908	112,869	108,264	22,110	52,248
Net transfers (including fixed account)	664,833	320,544	303,517	(1,716,500)	(844,175)	83,486
Contract charges	(120,358)	(115,002)	(197,420)	(224,922)	(73,102)	(77,934)
Transfers for contract benefits and terminations	(2,054,945)	(2,522,010)	(5,414,090)	(6,848,299)	(1,829,963)	(2,474,666)
Net increase (decrease) in net assets resulting from contract transactions	(1,474,924)	(2,276,560)	(5,195,124)	(8,681,457)	(2,725,130)	(2,416,866)
Net increase (decrease) in net assets	9,665,364	2,771,624	717,945	4,325,695	2,071,096	1,256,770
Net Assets:
Beginning of year	19,746,654	16,975,030	61,504,118	57,178,423	16,703,559	15,446,789
End of year	$29,412,018	$19,746,654	$62,222,063	$61,504,118	$18,774,655	$16,703,559

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$497,098	$615,960	$(11,921)	$(43,914)	$455,817	$376,551	$(35,305)	$(109,625)
Net realized gains (losses)	240,896	(35,795)	2,514,725	4,307,880	395,431	644,266	2,469,233	4,385,498
Change in unrealized gains (losses) on investments	1,187,027	1,898,986	1,652,569	3,365,616	779,054	4,419,192	3,095,527	2,638,983
Net increase (decrease) in net assets resulting from operations	1,925,021	2,479,151	4,155,373	7,629,582	1,630,302	5,440,009	5,529,455	6,914,856
Contract Transactions:
Purchase payments received from contract owners	169,145	116,603	77,600	48,305	66,219	71,591	73,411	67,599
Net transfers (including fixed account)	1,296,181	732,596	(4,758)	(57,721)	721,292	723,741	(548,785)	102,705
Contract charges	(208,690)	(220,571)	(207,511)	(231,512)	(162,122)	(180,759)	(161,901)	(178,910)
Transfers for contract benefits and terminations	(3,292,391)	(5,612,016)	(2,852,828)	(4,452,814)	(2,996,629)	(4,009,686)	(2,858,561)	(4,698,626)
Net increase (decrease) in net assets resulting from contract transactions	(2,035,755)	(4,983,388)	(2,987,497)	(4,693,742)	(2,371,240)	(3,395,113)	(3,495,836)	(4,707,232)
Net increase (decrease) in net assets	(110,734)	(2,504,237)	1,167,876	2,935,840	(740,938)	2,044,896	2,033,619	2,207,624
Net Assets:
Beginning of year	35,208,695	37,712,932	36,187,935	33,252,095	30,436,708	28,391,812	32,817,703	30,610,079
End of year	$35,097,961	$35,208,695	$37,355,811	$36,187,935	$29,695,770	$30,436,708	$34,851,322	$32,817,703
The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$273,732	$426,361	$300,513	$311,635	$437,472	$476,518
Net realized gains (losses)	7,402,032	8,711,067	1,879,651	1,977,128	4,853,054	6,479,594
Change in unrealized gains (losses) on investments	2,233,634	6,629,604	145,190	3,636,856	(3,587,029)	16,984,336
Net increase (decrease) in net assets resulting from operations	9,909,398	15,767,032	2,325,354	5,925,619	1,703,497	23,940,448
Contract Transactions:
Purchase payments received from contract owners	155,674	99,620	287,568	180,622	568,294	175,714
Net transfers (including fixed account)	(629,262)	(794,025)	(2,080,338)	812,394	580,417	(3,062,193)
Contract charges	(381,252)	(374,717)	(112,230)	(134,756)	(443,082)	(512,670)
Transfers for contract benefits and terminations	(5,987,800)	(8,019,426)	(3,029,503)	(4,442,400)	(8,592,814)	(12,964,452)
Net increase (decrease) in net assets resulting from contract transactions	(6,842,640)	(9,088,548)	(4,934,503)	(3,584,140)	(7,887,185)	(16,363,601)
Net increase (decrease) in net assets	3,066,758	6,678,484	(2,609,149)	2,341,479	(6,183,688)	7,576,847
Net Assets:
Beginning of year	64,164,809	57,486,325	35,579,694	33,238,215	98,166,266	90,589,419
End of year	$67,231,567	$64,164,809	$32,970,545	$35,579,694	$91,982,578	$98,166,266

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2020 and 2019

	BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(845,365)	$(873,807)	$(750,830)	$(639,441)	$(297,598)	$(322,880)
Net realized gains (losses)	6,701,297	12,414,474	7,275,329	10,587,585	3,186,009	4,487,108
Change in unrealized gains (losses) on investments	9,244,458	6,023,255	12,156,108	5,052,665	2,164,685	2,677,979
Net increase (decrease) in net assets resulting from operations	15,100,390	17,563,922	18,680,607	15,000,809	5,053,096	6,842,207
Contract Transactions:
Purchase payments received from contract owners	285,685	223,728	227,469	177,806	87,251	69,684
Net transfers (including fixed account)	(2,310,507)	(2,484,839)	(4,101,801)	(3,116,650)	(1,575,134)	(833,908)
Contract charges	(271,769)	(296,874)	(355,346)	(356,575)	(159,615)	(174,394)
Transfers for contract benefits and terminations	(6,643,394)	(8,379,737)	(6,856,164)	(7,702,601)	(2,473,334)	(3,336,722)
Net increase (decrease) in net assets resulting from contract transactions	(8,939,985)	(10,937,722)	(11,085,842)	(10,998,020)	(4,120,832)	(4,275,340)
Net increase (decrease) in net assets	6,160,405	6,626,200	7,594,765	4,002,789	932,264	2,566,867
Net Assets:
Beginning of year	72,486,332	65,860,132	59,536,643	55,533,854	25,885,086	23,318,219
End of year	$78,646,737	$72,486,332	$67,131,408	$59,536,643	$26,817,350	$25,885,086

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,365,441	$3,616,151	$715,345	$504,617
Net realized gains (losses)	331,848	701,932	43,366	(181,757)
Change in unrealized gains (losses) on investments	27,292	8,360,293	604,227	1,376,359
Net increase (decrease) in net assets resulting from operations	4,724,581	12,678,376	1,362,938	1,699,219
Contract Transactions:
Purchase payments received from contract owners	352,355	238,002	56,587	107,526
Net transfers (including fixed account)	1,699,887	506,935	7,096,643	1,526,159
Contract charges	(452,122)	(497,310)	(185,580)	(193,658)
Transfers for contract benefits and terminations	(10,594,225)	(14,140,822)	(4,620,905)	(6,208,957)
Net increase (decrease) in net assets resulting from contract transactions	(8,994,105)	(13,893,195)	2,346,745	(4,768,930)
Net increase (decrease) in net assets	(4,269,524)	(1,214,819)	3,709,683	(3,069,711)
Net Assets:
Beginning of year	103,785,227	105,000,046	36,533,318	39,603,029
End of year	$99,515,703	$103,785,227	$40,243,001	$36,533,318

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

* See Note 4 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The pandemic has resulted in significant financial market volatility, a deterioration in general economic conditions, record-low interest rates, global business disruptions affecting companies across various industries, and wide-ranging changes in consumer behavior. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Although the Company has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on the Company. The Company continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

2.  LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2020:

American Funds® Bond Subaccount

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

BHFTI AB Global Dynamic Allocation Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI AQR Global Risk Balanced Subaccount

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

BHFTI BlackRock Global Tactical Strategies Subaccount

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Balanced Plus Subaccount

BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI Clarion Global Real Estate Subaccount

BHFTI Harris Oakmark International Subaccount (a)

BHFTI Invesco Balanced-Risk Allocation Subaccount

BHFTI Invesco Global Equity Subaccount

BHFTI Invesco Small Cap Growth Subaccount

BHFTI JPMorgan Global Active Allocation Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount

BHFTI PanAgora Global Diversified Risk Subaccount

BHFTI PIMCO Inflation Protected Bond Subaccount

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount

BHFTI Western Asset Management Government Income Subaccount

BHFTII Baillie Gifford International Stock Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount (a)

BHFTII Brighthouse/Wellington Balanced Subaccount

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount (a)

BHFTII Loomis Sayles Small Cap Growth Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount (a)

(a)  This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation

A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Mortality and Expense Risk	1.15	% - 2.20%
Administrative	0.10%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the period return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee the highest value on any contract anniversary.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.50	% - 0.95%
Guaranteed Minimum Income Benefit	0.50	% - 1.50%
Enhanced Death Benefit	0.75	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% - 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by Brighthouse Investments Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Bond Subaccount	1,814,164	19,924,101	3,012,319	4,121,005
American Funds® Global Small Capitalization Subaccount	2,662,028	56,652,426	5,351,502	14,657,320
American Funds® Growth Subaccount	2,661,609	163,428,941	9,059,870	70,867,779
American Funds® Growth-Income Subaccount	2,939,347	118,863,165	8,805,864	21,525,068
BHFTI AB Global Dynamic Allocation Subaccount	197,980	2,232,532	232,971	718,815
BHFTI American Funds® Balanced Allocation Subaccount	13,027,486	119,346,767	14,492,743	21,495,452
BHFTI American Funds® Growth Allocation Subaccount	30,846,300	270,779,418	32,113,728	43,729,925
BHFTI American Funds® Moderate Allocation Subaccount	8,185,380	75,381,454	6,456,240	17,004,369
BHFTI AQR Global Risk Balanced Subaccount	539,742	5,270,291	672,433	654,201
BHFTI BlackRock Global Tactical Strategies Subaccount	496,910	5,032,544	752,795	663,017
BHFTI Brighthouse Asset Allocation 100 Subaccount	1,481,636	16,623,496	2,566,289	4,106,393
BHFTI Brighthouse Balanced Plus Subaccount	1,700,976	18,812,806	5,134,974	5,715,566
BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount	787,385	7,540,577	1,507,234	5,102,853
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	809,166	9,868,661	1,270,091	2,603,830
BHFTI Clarion Global Real Estate Subaccount	2,861,144	34,719,045	3,786,582	3,287,974
BHFTI Harris Oakmark International Subaccount	6,162,192	81,945,595	8,412,450	9,298,481
BHFTI Invesco Balanced-Risk Allocation Subaccount	298,471	2,906,364	1,045,684	1,300,937
BHFTI Invesco Global Equity Subaccount	762,512	14,633,336	1,183,988	5,524,396
BHFTI Invesco Small Cap Growth Subaccount	558,388	7,414,739	1,400,074	1,885,133
BHFTI JPMorgan Global Active Allocation Subaccount	357,729	4,096,841	802,846	787,354
BHFTI Loomis Sayles Global Allocation Subaccount	315,654	4,677,401	616,626	1,112,729
BHFTI Loomis Sayles Growth Subaccount	3,570,117	44,860,961	17,828,133	12,503,770
BHFTI MetLife Multi-Index Targeted Risk Subaccount	224,597	2,701,872	444,848	564,061
BHFTI MFS® Research International Subaccount	2,797,341	31,014,244	2,447,853	4,906,307
BHFTI Morgan Stanley Discovery Subaccount	632,314	12,376,337	6,826,995	8,520,886
BHFTI PanAgora Global Diversified Risk Subaccount	65,617	711,994	90,597	309,700
BHFTI PIMCO Inflation Protected Bond Subaccount	2,713,888	28,785,271	2,571,340	6,077,845
BHFTI PIMCO Total Return Subaccount	10,930,067	126,395,636	12,156,572	18,481,717
BHFTI Schroders Global Multi-Asset Subaccount	271,972	3,199,640	276,805	451,388
BHFTI SSGA Growth and Income ETF Subaccount	3,423,441	37,985,664	2,738,181	6,166,367
BHFTI SSGA Growth ETF Subaccount	2,801,221	31,510,394	3,065,172	5,914,403
BHFTI T. Rowe Price Mid Cap Growth Subaccount	5,708,712	52,967,264	7,690,094	16,146,181
BHFTI Victory Sycamore Mid Cap Value Subaccount	2,134,905	36,406,607	3,729,818	4,798,557
BHFTI Western Asset Management Government Income Subaccount	337,509	3,783,193	5,706,376	4,241,676
BHFTII Baillie Gifford International Stock Subaccount	2,121,175	22,719,933	2,963,707	6,006,482
BHFTII BlackRock Bond Income Subaccount	508,044	54,213,536	5,977,751	10,989,162
BHFTII BlackRock Capital Appreciation Subaccount	1,591,913	53,636,155	11,602,010	14,818,493
BHFTII BlackRock Ultra-Short Term Bond Subaccount	203,165	20,452,694	3,898,105	7,668,284
BHFTII Brighthouse Asset Allocation 20 Subaccount	3,466,138	37,784,664	5,804,194	6,616,273
BHFTII Brighthouse Asset Allocation 40 Subaccount	6,798,208	74,987,624	11,221,603	13,360,656
BHFTII Brighthouse Asset Allocation 60 Subaccount	26,814,477	299,548,770	29,480,382	41,306,064
BHFTII Brighthouse Asset Allocation 80 Subaccount	39,457,717	466,311,337	57,349,447	67,019,254
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	339,717	71,024,986	6,009,551	9,411,845
BHFTII Brighthouse/Wellington Balanced Subaccount	472,001	8,784,744	2,203,839	3,264,297
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	5,636,224	162,625,847	25,528,718	25,842,109
BHFTII Frontier Mid Cap Growth Subaccount	278,607	7,565,677	1,372,990	1,593,832
BHFTII Jennison Growth Subaccount	1,320,424	20,042,022	8,652,028	7,635,608
BHFTII Loomis Sayles Small Cap Core Subaccount	241,933	55,019,822	6,503,493	7,688,943
BHFTII Loomis Sayles Small Cap Growth Subaccount	1,288,596	14,589,075	2,635,833	3,349,356
BHFTII MetLife Aggregate Bond Index Subaccount	3,108,781	33,428,516	3,676,984	5,215,630
BHFTII MetLife Mid Cap Stock Index Subaccount	2,004,076	30,421,461	3,875,000	4,699,329
BHFTII MetLife MSCI EAFE® Index Subaccount	2,043,773	24,496,699	2,015,594	3,790,309

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife Russell 2000® Index Subaccount	1,599,426	24,851,465	3,220,107	5,018,148
BHFTII MetLife Stock Index Subaccount	1,165,397	46,883,207	11,213,260	13,749,267
BHFTII MFS® Total Return Subaccount	189,368	27,959,172	3,251,802	6,520,227
BHFTII MFS® Value Subaccount	5,953,460	89,047,037	10,062,427	12,186,599
BHFTII Neuberger Berman Genesis Subaccount	3,337,827	55,572,472	5,681,411	10,556,755
BHFTII T. Rowe Price Large Cap Growth Subaccount	2,400,985	47,787,103	7,582,683	14,545,384
BHFTII T. Rowe Price Small Cap Growth Subaccount	1,095,934	20,700,458	3,560,295	5,317,093
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	7,228,717	92,196,939	8,584,054	13,212,687
BHFTII Western Asset Management U.S. Government Subaccount	3,346,053	40,006,479	10,325,643	7,263,541

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2020 and 2019:

	American Funds® Bond Subaccount		American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,113,737	1,254,088	15,351,797	18,181,725	6,444,559	7,579,092
Units issued and transferred from other funding options	1,214,664	96,378	14,236,009	601,935	5,589,517	234,771
Units redeemed and transferred to other funding options	(1,290,170)	(236,729)	(16,625,200)	(3,431,863)	(6,923,545)	(1,369,304)
Units end of year	1,038,231	1,113,737	12,962,606	15,351,797	5,110,531	6,444,559
	BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI AQR Global Risk Balanced Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	16,767,447	19,167,011	5,617,224	6,548,427	378,002	454,871
Units issued and transferred from other funding options	16,014,209	1,002,892	5,048,619	143,322	363,317	8,320
Units redeemed and transferred to other funding options	(17,861,536)	(3,402,456)	(5,963,873)	(1,074,525)	(403,289)	(85,189)
Units end of year	14,920,120	16,767,447	4,701,970	5,617,224	338,030	378,002
	BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount		BHFTI Brighthouse/ Wellington Large Cap Research Subaccount		BHFTI Clarion Global Real Estate Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,100,210	864,803	762,432	874,630	1,591,495	1,961,538
Units issued and transferred from other funding options	863,380	404,954	694,215	39,709	1,781,333	65,454
Units redeemed and transferred to other funding options	(1,250,644)	(169,547)	(813,080)	(151,907)	(1,822,927)	(435,497)
Units end of year	712,946	1,100,210	643,567	762,432	1,549,901	1,591,495
	BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,751,497	2,147,617	2,898,658	3,226,856	300,401	356,799
Units issued and transferred from other funding options	1,918,716	108,036	3,276,342	249,597	272,135	12,869
Units redeemed and transferred to other funding options	(2,097,104)	(504,156)	(3,369,608)	(577,795)	(310,818)	(69,267)
Units end of year	1,573,109	1,751,497	2,805,392	2,898,658	261,718	300,401

	American Funds® Growth-Income Subaccount		BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	6,209,406	7,347,750	202,272	228,680	7,979,447	8,695,333
Units issued and transferred from other funding options	5,875,216	201,044	180,783	11,242	7,702,792	436,567
Units redeemed and transferred to other funding options	(6,504,773)	(1,339,388)	(226,677)	(37,650)	(8,573,547)	(1,152,453)
Units end of year	5,579,849	6,209,406	156,378	202,272	7,108,692	7,979,447
	BHFTI BlackRock Global Tactical Strategies Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	367,341	437,967	887,768	1,032,688	1,235,766	1,280,853
Units issued and transferred from other funding options	368,563	12,356	810,503	6,751	1,317,105	191,210
Units redeemed and transferred to other funding options	(394,421)	(82,982)	(960,915)	(151,671)	(1,480,094)	(236,297)
Units end of year	341,483	367,341	737,356	887,768	1,072,777	1,235,766
	BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Balanced-Risk Allocation Subaccount		BHFTI Invesco Global Equity Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	25,689,659	29,579,749	2,481,726	3,267,788	546,319	634,962
Units issued and transferred from other funding options	28,989,040	2,438,470	2,762,082	53,683	534,292	47,870
Units redeemed and transferred to other funding options	(29,931,233)	(6,328,560)	(3,176,630)	(839,745)	(638,358)	(136,513)
Units end of year	24,747,466	25,689,659	2,067,178	2,481,726	442,253	546,319
	BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	26,844,093	31,722,368	202,747	236,738	18,168,994	21,113,036
Units issued and transferred from other funding options	21,906,010	1,263,459	193,747	17,197	17,384,469	774,663
Units redeemed and transferred to other funding options	(27,627,395)	(6,141,734)	(219,988)	(51,188)	(19,314,979)	(3,718,705)
Units end of year	21,122,708	26,844,093	176,506	202,747	16,238,484	18,168,994

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTI Morgan Stanley Discovery Subaccount		BHFTI PanAgora Global Diversified Risk Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	3,688,849	4,365,053	761,874	1,029,854	1,938,548	2,239,070
Units issued and transferred from other funding options	4,125,132	582,021	576,773	113,983	2,015,678	137,131
Units redeemed and transferred to other funding options	(4,786,111)	(1,258,225)	(797,819)	(381,963)	(2,259,981)	(437,653)
Units end of year	3,027,870	3,688,849	540,828	761,874	1,694,245	1,938,548
	BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,841,303	2,200,270	22,200,132	27,082,361	8,767,040	10,225,484
Units issued and transferred from other funding options	1,745,414	20,141	19,327,380	1,352,830	8,709,845	304,351
Units redeemed and transferred to other funding options	(1,981,790)	(379,108)	(24,147,532)	(6,235,059)	(9,423,163)	(1,762,795)
Units end of year	1,604,927	1,841,303	17,379,980	22,200,132	8,053,722	8,767,040
	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	8,200,460	9,309,372	10,952,426	11,888,092	2,370,602	2,749,612
Units issued and transferred from other funding options	3,641,112	540,610	10,268,391	3,858,772	2,486,282	152,930
Units redeemed and transferred to other funding options	(4,775,414)	(1,649,522)	(12,034,197)	(4,794,438)	(2,619,409)	(531,940)
Units end of year	7,066,158	8,200,460	9,186,620	10,952,426	2,237,475	2,370,602
	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	12,859,922	14,811,278	124,310	134,543	23,823,187	28,383,995
Units issued and transferred from other funding options	11,913,919	447,856	125,103	16,145	18,742,355	649,500
Units redeemed and transferred to other funding options	(12,676,946)	(2,399,212)	(143,723)	(26,378)	(21,258,340)	(5,210,308)
Units end of year	12,096,895	12,859,922	105,690	124,310	21,307,202	23,823,187

	BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	68,097,290	77,017,148	2,442,073	2,923,845	2,304,382	2,671,371
Units issued and transferred from other funding options	69,859,684	5,465,716	2,279,694	22,856	2,127,493	44,731
Units redeemed and transferred to other funding options	(74,683,275)	(14,385,574)	(2,538,592)	(504,628)	(2,410,887)	(411,720)
Units end of year	63,273,699	68,097,290	2,183,175	2,442,073	2,020,988	2,304,382
	BHFTI Western Asset Management Government Income Subaccount		BHFTII Baillie Gifford International Stock Subaccount		BHFTII BlackRock Bond Income Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	190,853	135,598	15,238,166	18,005,609	8,570,761	9,863,852
Units issued and transferred from other funding options	746,722	196,284	11,956,687	600,262	7,923,817	1,289,883
Units redeemed and transferred to other funding options	(629,005)	(141,029)	(14,266,249)	(3,367,705)	(8,820,377)	(2,582,974)
Units end of year	308,570	190,853	12,928,604	15,238,166	7,674,201	8,570,761
	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	4,385,762	5,225,371	16,511,637	19,029,642	24,213,484	27,812,322
Units issued and transferred from other funding options	4,263,735	132,642	15,356,762	214,515	22,612,549	269,642
Units redeemed and transferred to other funding options	(4,650,367)	(972,251)	(17,170,965)	(2,732,520)	(25,279,447)	(3,868,480)
Units end of year	3,999,130	4,385,762	14,697,434	16,511,637	21,546,586	24,213,484
	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	84,228	105,040	12,285,594	13,800,213	7,447,233	8,568,264
Units issued and transferred from other funding options	79,801	1,204	13,861,459	1,646,833	5,343,973	228,435
Units redeemed and transferred to other funding options	(90,232)	(22,016)	(14,319,926)	(3,161,452)	(5,967,176)	(1,349,466)
Units end of year	73,797	84,228	11,827,127	12,285,594	6,824,030	7,447,233

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2020 and 2019:

	BHFTII Loomis Sayles Small Cap Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	5,840,857	6,744,265	19,271,654	22,089,336	9,163,702	10,443,703
Units issued and transferred from other funding options	5,425,907	374,458	19,990,844	1,829,071	9,480,949	578,729
Units redeemed and transferred to other funding options	(6,310,127)	(1,277,866)	(21,083,112)	(4,646,753)	(10,182,144)	(1,858,730)
Units end of year	4,956,637	5,840,857	18,179,386	19,271,654	8,462,507	9,163,702
	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	3,233,364	3,556,526	29,871,571	35,603,738	18,349,443	21,332,451
Units issued and transferred from other funding options	3,004,494	257,165	28,645,316	1,058,605	16,196,747	356,792
Units redeemed and transferred to other funding options	(3,554,136)	(580,327)	(31,190,825)	(6,790,772)	(18,406,988)	(3,339,800)
Units end of year	2,683,722	3,233,364	27,326,062	29,871,571	16,139,202	18,349,443

	BHFTII Western Asset Management U.S. Government Subaccount
	2020	2019
Units beginning of year	18,853,004	21,336,906
Units issued and transferred from other funding options	22,487,886	1,910,916
Units redeemed and transferred to other funding options	(21,338,198)	(4,394,818)
Units end of year	20,002,692	18,853,004

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	17,125,650	19,172,718	8,495,325	9,804,270	6,127,239	7,076,865
Units issued and transferred from other funding options	17,247,204	1,300,694	8,546,671	623,455	6,413,218	750,400
Units redeemed and transferred to other funding options	(18,656,230)	(3,347,762)	(9,386,637)	(1,932,400)	(7,026,090)	(1,700,026)
Units end of year	15,716,624	17,125,650	7,655,359	8,495,325	5,514,367	6,127,239
	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	13,506,855	16,266,216	5,007,334	5,919,527	27,874,183	31,795,612
Units issued and transferred from other funding options	12,939,987	1,155,367	4,894,164	432,393	26,207,304	1,601,292
Units redeemed and transferred to other funding options	(15,165,822)	(3,914,728)	(5,663,735)	(1,344,586)	(28,707,079)	(5,522,721)
Units end of year	11,281,020	13,506,855	4,237,763	5,007,334	25,374,408	27,874,183

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2020:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Bond	2020	1,038,231	17.04 - 21.08	21,279,994	2.07	1.15 - 2.05	7.23 - 8.20
Subaccount	2019	1,113,737	15.89 - 19.49	21,110,214	2.51	1.15 - 2.05	6.87 - 7.84
	2018	1,254,088	14.39 - 18.07	22,084,627	2.30	1.15 - 2.05	(3.13) - (2.10)
	2017	1,448,112	14.85 - 18.46	26,077,860	1.85	1.15 - 2.20	1.16 - 2.23
	2016	1,583,928	14.68 - 18.05	27,903,008	1.62	1.15 - 2.20	0.45 - 1.51
American Funds® Global	2020	12,962,606	5.43 - 6.65	84,013,424	0.17	1.15 - 2.05	26.77 - 27.98
Small Capitalization	2019	15,351,797	4.28 - 5.20	77,899,413	0.15	1.15 - 2.05	28.53 - 29.75
Subaccount	2018	18,181,725	3.23 - 4.01	71,179,165	0.08	1.15 - 2.05	(12.73) - (11.75)
	2017	21,436,281	3.70 - 4.55	95,255,129	0.43	1.15 - 2.20	22.86 - 24.21
	2016	25,275,009	3.01 - 3.66	90,532,040	0.24	1.15 - 2.20	(0.37) - 0.73
American Funds® Growth	2020	5,110,531	46.44 - 64.73	317,183,725	0.32	1.15 - 2.05	48.62 - 50.04
Subaccount	2019	6,444,559	31.24 - 43.17	267,113,457	0.73	1.15 - 2.05	27.80 - 29.02
	2018	7,579,092	24.45 - 33.47	243,864,932	0.41	1.15 - 2.05	(2.53) - (1.59)
	2017	9,373,933	6.25 - 34.03	307,153,648	0.49	1.15 - 2.20	20.57 - 26.58
	2016	11,105,193	19.04 - 26.90	287,740,484	0.75	1.15 - 2.20	6.84 - 8.02
American Funds®	2020	5,579,849	21.24 - 30.17	160,664,482	1.35	1.15 - 2.10	10.90 - 12.02
Growth-Income Subaccount	2019	6,209,406	19.16 - 26.94	159,842,830	1.60	1.15 - 2.10	23.21 - 24.45
	2018	7,347,750	15.01 - 21.66	152,124,512	1.33	1.15 - 2.10	(4.18) - (3.11)
	2017	8,886,883	15.67 - 22.37	190,452,067	1.34	1.15 - 2.20	19.43 - 20.75
	2016	10,299,442	13.12 - 18.53	182,982,079	1.44	1.15 - 2.20	8.82 - 10.03
BHFTI AB Global Dynamic	2020	156,378	14.96 - 15.93	2,468,738	1.80	1.15 - 1.80	4.19 - 4.87
Allocation Subaccount	2019	202,272	14.36 - 15.19	3,048,573	3.47	1.15 - 1.80	15.97 - 16.72
	2018	228,680	12.38 - 13.02	2,958,057	1.65	1.15 - 1.80	(8.64) - (8.04)
	2017	292,251	13.55 - 14.15	4,107,222	1.47	1.15 - 1.80	11.60 - 12.32
	2016	339,866	12.04 - 12.60	4,255,229	1.57	1.15 - 1.95	1.60 - 2.41
BHFTI American Funds®	2020	7,108,692	2.02 - 20.49	143,302,257	1.70	1.15 - 1.85	13.45 - 14.24
Balanced Allocation	2019	7,979,447	1.77 - 17.94	140,904,119	1.80	1.15 - 1.85	17.34 - 18.16
Subaccount	2018	8,695,333	1.50 - 15.18	129,951,019	1.46	1.15 - 2.05	(6.26) - (5.41)
	2017	9,839,092	1.59 - 16.05	155,420,951	1.49	1.15 - 2.05	14.49 - 15.52
	2016	11,350,612	1.38 - 13.89	156,218,897	1.61	1.15 - 2.05	5.62 - 6.58
BHFTI American Funds®	2020	14,920,120	2.19 - 22.22	326,970,698	1.56	1.15 - 1.75	14.89 - 15.59
Growth Allocation Subaccount	2019	16,767,447	1.90 - 19.23	319,180,803	1.68	1.15 - 1.75	21.49 - 22.22
	2018	19,167,011	1.56 - 15.73	298,710,957	1.20	1.15 - 1.85	(7.60) - (6.85)
	2017	21,228,512	1.67 - 16.89	355,336,811	1.25	1.15 - 1.95	19.01 - 19.96
	2016	22,758,256	13.02 - 14.08	317,698,345	1.32	1.15 - 2.05	6.75 - 7.71

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2020	4,701,970	16.72 - 18.50	86,028,233	1.90	1.15 - 1.95	10.80 - 11.70
Moderate Allocation	2019	5,617,224	15.09 - 16.57	92,075,683	2.00	1.15 - 1.95	13.91 - 14.83
Subaccount	2018	6,548,427	13.24 - 14.43	93,569,689	1.71	1.15 - 1.95	(5.29) - (4.53)
	2017	7,636,740	13.98 - 15.11	114,437,744	1.78	1.15 - 1.95	10.79 - 11.68
	2016	8,654,853	12.62 - 13.53	116,221,978	1.91	1.15 - 1.95	4.95 - 5.79
BHFTI AQR Global Risk	2020	338,030	11.86 - 13.32	4,463,556	2.34	1.15 - 1.85	1.13 - 1.84
Balanced Subaccount	2019	378,002	11.66 - 13.08	4,904,998	2.96	1.15 - 1.85	17.72 - 18.55
	2018	454,871	9.84 - 11.03	4,983,217	0.38	1.15 - 1.85	(8.07) - (7.43)
	2017	562,339	10.64 - 11.92	6,661,455	1.67	1.15 - 1.85	7.80 - 8.55
	2016	694,683	10.49 - 10.98	7,584,671	—	1.15 - 1.95	6.86 - 7.72
BHFTI BlackRock Global	2020	341,483	14.21 - 15.21	5,147,852	1.55	1.15 - 1.85	2.39 - 3.11
Tactical Strategies	2019	367,341	13.88 - 14.75	5,373,944	0.19	1.15 - 1.85	18.41 - 19.25
Subaccount	2018	437,967	11.72 - 12.37	5,376,744	1.42	1.15 - 1.85	(8.89) - (8.25)
	2017	524,193	12.87 - 13.48	7,020,428	0.68	1.15 - 1.85	11.24 - 12.02
	2016	614,001	11.34 - 12.04	7,344,831	1.46	1.15 - 2.20	2.16 - 3.24
BHFTI Brighthouse Asset	2020	737,356	23.58 - 27.69	19,675,984	1.18	1.15 - 2.05	16.49 - 17.55
Allocation 100 Subaccount	2019	887,768	20.24 - 23.58	20,196,029	1.52	1.15 - 2.05	24.90 - 26.02
	2018	1,032,688	16.20 - 18.73	18,679,195	1.02	1.15 - 2.05	(11.90) - (11.10)
	2017	1,196,554	18.63 - 20.62	24,373,097	1.23	1.15 - 1.95	20.57 - 21.53
	2016	1,333,471	15.01 - 16.96	22,352,058	2.33	1.15 - 2.20	6.61 - 7.73
BHFTI Brighthouse Balanced	2020	1,072,777	17.79 - 19.04	20,139,478	2.35	1.15 - 1.85	10.45 - 11.23
Plus Subaccount	2019	1,235,766	16.11 - 17.12	20,788,191	2.07	1.15 - 1.85	21.30 - 22.15
	2018	1,280,853	13.28 - 14.01	17,745,419	1.67	1.15 - 1.85	(9.07) - (8.43)
	2017	1,501,953	14.60 - 15.30	22,736,422	1.51	1.15 - 1.85	16.17 - 16.98
	2016	1,501,126	12.50 - 13.08	19,452,040	2.73	1.15 - 1.95	6.27 - 7.13
BHFTI Brighthouse/Franklin	2020	712,946	9.95 - 10.49	7,401,306	2.70	1.15 - 1.70	0.40 - 0.95
Low Duration Total Return	2019	1,100,210	9.91 - 10.39	11,274,323	2.94	1.15 - 1.70	2.87 - 3.44
Subaccount	2018	864,803	9.56 - 10.05	8,600,853	1.78	1.15 - 1.80	(1.36) - (0.72)
	2017	846,117	9.69 - 10.12	8,488,057	1.44	1.15 - 1.80	(0.47) - 0.18
	2016	911,794	9.60 - 10.10	9,144,097	3.01	1.15 - 2.05	1.04 - 1.95
BHFTI	2020	643,567	15.30 - 21.85	13,488,605	0.94	1.15 - 2.10	19.59 - 20.73
Brighthouse/Wellington Large	2019	762,432	12.79 - 18.10	13,262,114	0.91	1.15 - 2.10	29.07 - 30.30
Cap Research Subaccount	2018	874,630	9.91 - 13.89	11,683,806	0.79	1.15 - 2.10	(8.28) - (7.40)
	2017	1,058,370	10.80 - 15.00	15,291,513	0.88	1.15 - 2.10	19.41 - 20.55
	2016	1,196,833	9.05 - 12.44	14,302,701	2.19	1.15 - 2.10	6.03 - 7.04
BHFTI Clarion Global Real	2020	1,549,901	18.51 - 21.51	32,731,350	4.43	1.15 - 2.05	(6.95) - (6.11)
Estate Subaccount	2019	1,591,495	19.89 - 22.91	35,838,042	3.06	1.15 - 2.05	22.28 - 23.38
	2018	1,961,538	16.27 - 18.57	35,837,990	5.96	1.15 - 2.05	(10.51) - (9.70)
	2017	2,309,813	18.18 - 20.56	46,788,192	3.45	1.15 - 2.05	8.50 - 9.48
	2016	2,586,391	16.65 - 18.78	47,891,850	2.08	1.15 - 2.10	(1.22) - (0.28)
BHFTI Harris Oakmark	2020	24,747,466	2.79 - 3.39	80,860,757	3.19	1.15 - 2.05	2.98 - 4.04
International Subaccount	2019	25,689,659	2.71 - 3.26	80,845,079	2.23	1.15 - 2.05	21.99 - 23.17
	2018	29,579,749	2.22 - 2.64	75,667,200	1.73	1.15 - 2.05	(25.52) - (24.74)
	2017	32,744,467	2.99 - 3.51	111,546,523	1.64	1.15 - 2.05	27.79 - 29.04
	2016	38,426,954	2.28 - 2.72	101,558,483	2.14	1.15 - 2.20	5.82 - 7.07

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Balanced-Risk	2020	2,067,178	1.37 - 1.44	2,957,766	5.85	1.15 - 1.70	8.28 - 8.87
Allocation Subaccount	2019	2,481,726	1.27 - 1.32	3,264,743	—	1.15 - 1.70	13.34 - 13.96
	2018	3,267,788	1.11 - 1.16	3,774,113	1.18	1.15 - 1.80	(8.11) - (7.51)
	2017	4,143,216	1.21 - 1.25	5,174,185	3.62	1.15 - 1.80	8.04 - 8.75
	2016	5,087,606	1.11 - 1.15	5,845,015	0.15	1.15 - 1.95	9.56 - 10.44
BHFTI Invesco Global Equity	2020	442,253	43.66 - 51.59	22,288,142	0.65	1.15 - 1.85	25.24 - 26.12
Subaccount	2019	546,319	34.86 - 40.90	21,853,199	0.79	1.15 - 1.85	29.16 - 30.06
	2018	634,962	25.84 - 31.45	19,560,682	1.01	1.15 - 1.85	(14.92) - (14.14)
	2017	720,761	30.37 - 36.63	25,873,858	0.89	1.15 - 2.05	33.97 - 35.18
	2016	911,102	22.00 - 27.10	24,203,904	0.93	1.15 - 2.20	(1.95) - (0.92)
BHFTI Invesco Small Cap	2020	1,573,109	5.26 - 6.25	9,615,288	—	1.15 - 2.05	53.58 - 54.97
Growth Subaccount	2019	1,751,497	3.42 - 4.03	6,911,321	—	1.15 - 2.05	21.88 - 22.99
	2018	2,147,617	2.81 - 3.28	6,893,956	—	1.15 - 2.05	(10.90) - (10.09)
	2017	2,680,171	3.15 - 3.65	9,585,645	—	1.15 - 2.05	22.80 - 23.90
	2016	3,217,105	2.57 - 2.94	9,270,535	—	1.15 - 2.05	9.17 - 10.16
BHFTI JPMorgan Global	2020	2,805,392	1.60 - 1.68	4,675,434	2.16	1.15 - 1.70	10.33 - 10.94
Active Allocation Subaccount	2019	2,898,658	1.45 - 1.51	4,357,882	2.74	1.15 - 1.70	14.94 - 15.58
	2018	3,226,856	1.25 - 1.31	4,206,408	1.62	1.15 - 1.70	(8.90) - (8.25)
	2017	3,633,683	1.37 - 1.43	5,162,247	2.51	1.15 - 1.85	14.52 - 15.33
	2016	3,883,931	1.19 - 1.24	4,783,661	2.12	1.15 - 1.95	0.92 - 1.73
BHFTI Loomis Sayles Global	2020	261,718	2.44 - 25.03	6,022,596	0.69	1.15 - 1.95	12.57 - 13.47
Allocation Subaccount	2019	300,401	2.15 - 22.06	6,118,464	1.48	1.15 - 1.95	25.06 - 26.07
	2018	356,799	1.71 - 17.50	5,799,284	1.79	1.15 - 1.95	(7.23) - (6.48)
	2017	415,020	1.83 - 18.71	7,240,416	1.37	1.15 - 1.95	20.60 - 21.57
	2016	491,198	1.51 - 15.39	7,083,886	1.65	1.15 - 2.20	2.50 - 3.58
BHFTI Loomis Sayles Growth	2020	21,122,708	1.62 - 2.61	49,680,897	0.64	1.15 - 2.10	29.54 - 30.78
Subaccount	2019	26,844,093	1.25 - 2.00	48,305,918	0.84	1.15 - 2.10	21.06 - 22.24
	2018	31,722,368	1.03 - 1.64	46,825,587	0.62	1.15 - 2.10	(8.95) - (8.01)
	2017	38,864,229	1.14 - 1.78	62,679,865	0.75	1.15 - 2.10	16.01 - 17.19
	2016	46,262,111	0.98 - 1.52	64,062,358	0.44	1.15 - 2.20	0.45 - 1.66
BHFTI MetLife Multi-Index	2020	176,506	15.52 - 16.37	2,865,824	2.19	1.15 - 1.80	4.65 - 5.34
Targeted Risk Subaccount	2019	202,747	14.83 - 15.54	3,124,500	2.12	1.15 - 1.80	19.54 - 20.32
	2018	236,738	12.37 - 12.91	3,039,231	1.76	1.15 - 1.85	(8.90) - (8.25)
	2017	321,599	13.58 - 14.07	4,494,812	1.47	1.15 - 1.85	13.43 - 14.23
	2016	328,904	11.97 - 12.32	4,029,157	1.23	1.15 - 1.85	2.45 - 3.17
BHFTI MFS® Research	2020	16,238,484	1.99 - 2.41	38,379,380	2.24	1.15 - 2.05	10.72 - 11.72
International Subaccount	2019	18,168,994	1.80 - 2.16	38,489,630	1.34	1.15 - 2.05	25.71 - 26.85
	2018	21,113,036	1.43 - 1.70	35,270,007	1.95	1.15 - 2.05	(15.75) - (14.98)
	2017	24,300,181	1.70 - 2.00	47,795,427	1.74	1.15 - 2.05	25.56 - 26.69
	2016	28,936,781	1.32 - 1.58	44,975,903	2.00	1.15 - 2.20	(3.03) - (2.01)
BHFTI Morgan Stanley	2020	3,027,870	7.56 - 9.37	27,549,746	—	1.15 - 2.05	147.98 - 150.22
Discovery Subaccount	2019	3,688,849	3.05 - 3.74	13,425,627	—	1.15 - 2.05	37.29 - 38.53
	2018	4,365,053	2.22 - 2.70	11,480,209	—	1.15 - 2.05	7.90 - 8.88
	2017	5,401,379	2.06 - 2.48	13,076,853	0.15	1.15 - 2.05	37.08 - 38.32
	2016	6,229,546	1.46 - 1.79	10,900,288	—	1.15 - 2.20	(10.45) - (9.51)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PanAgora Global	2020	540,828	1.42 - 1.44	776,398	3.18	1.15 - 1.45	10.23 - 10.57
Diversified Risk Subaccount	2019	761,874	1.28 - 1.31	990,807	3.10	1.15 - 1.45	20.24 - 20.60
	2018	1,029,854	1.05 - 1.08	1,112,577	—	1.15 - 1.45	(9.30) - (8.65)
	2017	1,311,017	1.16 - 1.19	1,549,000	—	1.15 - 1.85	10.54 - 11.31
	2016	1,970,183	1.04 - 1.06	2,093,110	3.27	1.15 - 1.85	9.09 - 9.85
BHFTI PIMCO Inflation	2020	1,694,245	15.53 - 17.58	29,174,218	2.74	1.15 - 1.85	9.49 - 10.26
Protected Bond Subaccount	2019	1,938,548	14.19 - 15.94	30,300,961	3.40	1.15 - 1.85	6.29 - 7.03
	2018	2,239,070	12.93 - 14.89	32,741,214	1.59	1.15 - 2.05	(4.40) - (3.53)
	2017	2,582,276	13.53 - 15.44	39,175,553	1.56	1.15 - 2.05	1.37 - 2.29
	2016	2,829,259	13.26 - 15.09	41,977,421	—	1.15 - 2.10	2.80 - 3.78
BHFTI PIMCO Total Return	2020	63,273,699	1.80 - 2.17	134,330,380	3.77	1.15 - 2.10	6.25 - 7.27
Subaccount	2019	68,097,290	1.69 - 2.02	134,897,485	2.87	1.15 - 2.10	6.21 - 7.22
	2018	77,017,148	1.59 - 1.89	142,425,372	1.36	1.15 - 2.10	(2.31) - (1.38)
	2017	86,502,571	1.63 - 1.91	162,346,191	1.75	1.15 - 2.10	2.33 - 3.31
	2016	92,864,031	1.57 - 1.85	168,834,685	2.55	1.15 - 2.20	0.38 - 1.44
BHFTI Schroders Global	2020	2,183,175	1.47 - 1.56	3,380,567	1.77	1.15 - 1.80	0.28 - 0.94
Multi-Asset Subaccount	2019	2,442,073	1.47 - 1.54	3,745,735	1.47	1.15 - 1.80	19.33 - 20.10
	2018	2,923,845	1.23 - 1.28	3,737,536	1.65	1.15 - 1.80	(11.05) - (10.47)
	2017	2,073,223	1.38 - 1.43	2,961,086	0.77	1.15 - 1.80	12.26 - 12.99
	2016	2,673,147	1.22 - 1.27	3,382,168	1.36	1.15 - 1.95	3.61 - 4.44
BHFTI SSGA Growth and	2020	2,020,988	19.21 - 21.21	42,347,848	2.65	1.15 - 1.80	7.86 - 8.57
Income ETF Subaccount	2019	2,304,382	17.81 - 19.54	44,499,074	2.31	1.15 - 1.80	17.48 - 18.24
	2018	2,671,371	14.86 - 16.53	43,665,727	2.33	1.15 - 1.95	(8.34) - (7.59)
	2017	3,086,506	16.21 - 17.88	54,619,704	2.47	1.15 - 1.95	13.63 - 14.54
	2016	3,714,573	14.27 - 15.61	57,448,848	2.36	1.15 - 1.95	3.74 - 4.57
BHFTI SSGA Growth ETF	2020	1,604,927	20.25 - 22.02	35,043,169	2.42	1.15 - 1.70	8.88 - 9.48
Subaccount	2019	1,841,303	18.60 - 20.11	36,721,231	1.94	1.15 - 1.70	20.38 - 21.04
	2018	2,200,270	14.94 - 16.62	36,265,365	2.01	1.15 - 1.95	(10.52) - (9.80)
	2017	2,594,661	16.70 - 18.42	47,420,514	2.11	1.15 - 1.95	17.33 - 18.27
	2016	2,885,442	14.07 - 15.57	44,547,036	2.15	1.15 - 2.05	4.71 - 5.66
BHFTI T. Rowe Price Mid Cap	2020	17,379,980	3.22 - 3.70	62,852,742	0.03	1.15 - 1.85	21.64 - 22.50
Growth Subaccount	2019	22,200,132	2.65 - 3.02	65,565,191	0.03	1.15 - 1.85	28.67 - 29.57
	2018	27,082,361	1.99 - 2.33	61,770,553	—	1.15 - 1.95	(4.19) - (3.32)
	2017	32,615,117	2.07 - 2.41	77,080,310	—	1.15 - 2.05	22.22 - 23.32
	2016	38,550,602	1.66 - 1.96	73,965,658	—	1.15 - 2.20	3.90 - 5.00
BHFTI Victory Sycamore Mid	2020	8,053,722	4.09 - 5.05	39,580,972	1.42	1.15 - 2.10	5.40 - 6.41
Cap Value Subaccount	2019	8,767,040	3.88 - 4.74	40,517,840	1.08	1.15 - 2.10	26.30 - 27.51
	2018	10,225,484	3.07 - 3.72	37,100,215	0.56	1.15 - 2.10	(12.03) - (11.18)
	2017	12,050,422	3.49 - 4.19	49,292,430	0.92	1.15 - 2.10	7.21 - 8.23
	2016	13,900,520	3.26 - 3.87	52,599,617	0.63	1.15 - 2.10	13.10 - 14.18
BHFTI Western Asset	2020	308,570	11.90 - 12.42	3,803,683	2.03	1.15 - 1.60	5.96 - 6.44
Management Government	2019	190,853	11.23 - 11.67	2,214,706	2.90	1.15 - 1.60	5.79 - 6.26
Income Subaccount	2018	135,598	10.41 - 10.98	1,477,913	2.59	1.15 - 1.70	(1.91) - (1.21)
	2017	162,994	10.61 - 11.12	1,799,917	2.19	1.15 - 1.85	0.72 - 1.43
	2016	224,765	10.48 - 10.96	2,449,387	2.05	1.15 - 1.95	(0.64) - 0.16

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Baillie Gifford	2020	12,928,604	2.10 - 2.66	33,054,182	1.85	1.15 - 1.85	23.94 - 24.92
International Stock	2019	15,238,166	1.69 - 2.13	31,219,510	1.18	1.15 - 1.85	29.98 - 31.05
Subaccount	2018	18,005,609	1.25 - 1.63	28,188,112	1.01	1.15 - 2.10	(18.83) - (18.05)
	2017	20,191,908	1.54 - 1.98	38,604,217	1.08	1.15 - 2.10	32.12 - 33.38
	2016	24,386,630	1.15 - 1.49	34,962,106	1.45	1.15 - 2.10	2.92 - 4.04
BHFTII BlackRock Bond	2020	7,674,201	5.60 - 7.83	56,868,655	3.43	1.15 - 2.00	6.18 - 7.14
Income Subaccount	2019	8,570,761	5.27 - 7.31	59,251,300	3.65	1.15 - 2.00	7.38 - 8.35
	2018	9,863,852	4.91 - 6.74	62,987,001	3.19	1.15 - 2.00	(2.59) - (1.70)
	2017	11,693,123	5.04 - 6.86	76,114,473	2.96	1.15 - 2.00	1.80 - 2.71
	2016	12,121,638	4.95 - 6.68	76,990,690	3.02	1.15 - 2.00	0.83 - 1.74
BHFTII BlackRock Capital	2020	7,066,158	5.95 - 12.19	83,443,668	—	1.15 - 1.85	37.73 - 38.83
Appreciation Subaccount	2019	8,200,460	4.29 - 8.78	69,824,410	0.13	1.15 - 1.85	30.09 - 31.14
	2018	9,309,372	3.28 - 6.70	60,521,607	0.07	1.15 - 2.10	0.12 - 1.09
	2017	10,974,587	3.25 - 6.62	70,624,858	0.05	1.15 - 2.10	30.96 - 32.21
	2016	12,540,493	2.46 - 5.01	61,053,549	—	1.15 - 2.10	(2.17) - (1.20)
BHFTII BlackRock	2020	9,186,620	1.72 - 2.33	20,367,625	1.67	1.15 - 1.95	(1.75) - (0.92)
Ultra-Short Term Bond	2019	10,952,426	1.75 - 2.35	24,441,655	1.63	1.15 - 1.95	(0.09) - 0.76
Subaccount	2018	11,888,092	1.75 - 2.33	26,517,110	0.77	1.15 - 1.95	(0.42) - 0.43
	2017	13,163,327	1.76 - 2.32	29,175,449	0.10	1.15 - 1.95	(1.30) - (0.46)
	2016	14,679,482	1.78 - 2.33	32,813,336	0.01	1.15 - 1.95	(1.82) - (1.00)
BHFTII Brighthouse Asset	2020	2,237,475	16.21 - 18.09	39,687,175	2.81	1.15 - 1.85	7.50 - 8.26
Allocation 20 Subaccount	2019	2,370,602	15.08 - 16.71	38,963,613	2.15	1.15 - 1.85	9.69 - 10.46
	2018	2,749,612	13.56 - 15.13	40,977,391	2.22	1.15 - 1.95	(4.50) - (3.73)
	2017	3,340,464	14.20 - 15.72	51,733,623	2.06	1.15 - 1.95	4.87 - 5.71
	2016	3,775,874	13.38 - 14.87	55,259,597	3.21	1.15 - 2.05	2.41 - 3.33
BHFTII Brighthouse Asset	2020	3,999,130	18.40 - 20.54	80,490,716	2.68	1.15 - 1.85	9.00 - 9.76
Allocation 40 Subaccount	2019	4,385,762	16.88 - 18.71	80,648,745	2.19	1.15 - 1.85	13.48 - 14.27
	2018	5,225,371	14.48 - 16.37	84,218,232	2.00	1.15 - 2.05	(6.35) - (5.50)
	2017	6,212,020	15.46 - 17.33	105,938,516	2.00	1.15 - 2.05	8.40 - 9.38
	2016	7,393,613	14.26 - 15.84	115,389,966	3.54	1.15 - 2.05	3.94 - 4.87
BHFTII Brighthouse Asset	2020	14,697,434	20.75 - 23.16	334,376,474	2.20	1.15 - 1.85	11.76 - 12.55
Allocation 60 Subaccount	2019	16,511,637	18.57 - 20.58	334,088,007	1.95	1.15 - 1.85	17.23 - 18.06
	2018	19,029,642	15.62 - 17.43	326,560,244	1.64	1.15 - 1.85	(7.95) - (7.20)
	2017	22,658,717	16.97 - 18.78	419,376,606	1.72	1.15 - 1.95	12.52 - 13.42
	2016	25,823,624	14.65 - 16.56	421,701,054	3.15	1.15 - 2.20	4.77 - 5.88
BHFTII Brighthouse Asset	2020	21,546,586	22.68 - 25.71	545,305,607	1.81	1.15 - 1.95	14.34 - 15.26
Allocation 80 Subaccount	2019	24,213,484	19.83 - 22.30	532,240,958	1.76	1.15 - 1.95	21.34 - 22.31
	2018	27,812,322	16.12 - 18.24	500,294,112	1.31	1.15 - 1.95	(9.99) - (9.17)
	2017	31,992,359	17.91 - 20.08	634,108,459	1.55	1.15 - 2.05	16.75 - 17.80
	2016	36,108,562	15.34 - 17.04	607,345,164	2.94	1.15 - 2.05	5.95 - 6.90
BHFTII Brighthouse/Artisan	2020	12,096,895	5.22 - 6.75	78,218,144	0.80	1.15 - 2.05	3.93 - 4.87
Mid Cap Value Subaccount	2019	12,859,922	5.02 - 6.43	79,402,025	0.60	1.15 - 2.05	21.05 - 22.15
	2018	14,811,278	4.13 - 5.27	74,950,168	0.47	1.15 - 2.10	(15.14) - (14.33)
	2017	16,636,183	4.86 - 6.15	98,369,499	0.57	1.15 - 2.10	10.32 - 11.37
	2016	18,907,688	4.41 - 5.52	100,497,993	0.95	1.15 - 2.10	20.23 - 21.37

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII	2020	105,690	80.10 - 101.98	10,346,110	1.92	1.15 - 1.85	15.29 - 16.10
Brighthouse/Wellington	2019	124,310	69.48 - 87.84	10,535,042	1.97	1.15 - 1.85	20.47 - 21.31
Balanced Subaccount	2018	134,543	57.67 - 72.40	9,385,122	1.43	1.15 - 1.85	(5.78) - (5.11)
	2017	159,591	61.21 - 76.30	11,778,334	1.69	1.15 - 1.85	12.75 - 13.54
	2016	163,665	48.79 - 67.20	10,593,965	2.34	1.15 - 2.20	4.42 - 5.52
BHFTII	2020	21,307,202	7.58 - 9.35	191,371,069	1.46	1.15 - 1.95	8.93 - 9.81
Brighthouse/Wellington Core	2019	23,823,187	6.96 - 8.51	195,141,660	1.46	1.15 - 1.95	28.25 - 29.28
Equity Opportunities	2018	28,383,995	5.43 - 6.59	180,069,240	1.60	1.15 - 1.95	(2.19) - (1.40)
Subaccount	2017	34,303,062	5.55 - 6.68	221,061,335	1.41	1.15 - 1.95	16.63 - 17.56
	2016	39,390,385	4.66 - 5.68	216,138,131	1.47	1.15 - 1.95	4.99 - 5.93
BHFTII Frontier Mid Cap	2020	73,797	117.30 - 147.48	10,508,912	—	1.15 - 1.85	28.97 - 29.88
Growth Subaccount	2019	84,228	90.95 - 113.55	9,249,869	—	1.15 - 1.85	30.40 - 31.32
	2018	105,040	67.64 - 86.47	8,799,388	—	1.15 - 1.85	(7.73) - (6.98)
	2017	122,237	73.31 - 92.96	11,004,433	—	1.15 - 1.95	22.53 - 23.51
	2016	145,604	58.13 - 75.26	10,585,331	—	1.15 - 2.05	3.02 - 3.96
BHFTII Jennison Growth	2020	11,827,127	2.12 - 2.58	29,412,018	0.07	1.15 - 2.10	53.34 - 54.80
Subaccount	2019	12,285,594	1.38 - 1.67	19,746,654	0.25	1.15 - 2.10	29.81 - 31.05
	2018	13,800,213	1.06 - 1.27	16,975,030	0.17	1.15 - 2.10	(1.93) - (0.93)
	2017	16,308,688	1.08 - 1.28	20,267,880	0.13	1.15 - 2.10	34.22 - 35.56
	2016	20,055,574	0.80 - 0.95	18,435,535	0.07	1.15 - 2.10	(2.16) - (1.16)
BHFTII Loomis Sayles Small	2020	6,824,030	7.28 - 9.47	62,222,063	0.04	1.15 - 2.05	9.51 - 10.61
Cap Core Subaccount	2019	7,447,233	6.64 - 8.56	61,504,118	0.01	1.15 - 2.05	22.69 - 23.92
	2018	8,568,264	5.42 - 6.91	57,178,423	0.01	1.15 - 2.05	(13.11) - (12.23)
	2017	10,005,879	6.23 - 7.87	76,150,387	0.16	1.15 - 2.05	12.63 - 13.76
	2016	11,536,783	5.53 - 6.92	77,231,735	0.17	1.15 - 2.05	16.56 - 17.73
BHFTII Loomis Sayles Small	2020	4,956,637	3.37 - 3.87	18,774,655	—	1.15 - 1.85	31.58 - 32.51
Cap Growth Subaccount	2019	5,840,857	2.56 - 2.92	16,703,559	—	1.15 - 1.85	24.19 - 25.06
	2018	6,744,265	1.99 - 2.33	15,446,789	—	1.15 - 1.85	(1.77) - (0.87)
	2017	9,124,981	2.03 - 2.35	21,108,155	—	1.15 - 2.05	24.12 - 25.24
	2016	11,235,020	1.59 - 1.88	20,776,619	—	1.15 - 2.20	3.74 - 4.83
BHFTII MetLife Aggregate	2020	18,179,386	1.66 - 1.98	35,097,961	2.70	1.15 - 1.95	4.94 - 5.79
Bond Index Subaccount	2019	19,271,654	1.58 - 1.87	35,208,695	2.95	1.15 - 1.95	6.25 - 7.10
	2018	22,089,336	1.49 - 1.75	37,712,932	2.83	1.15 - 1.95	(2.38) - (1.60)
	2017	25,203,021	1.52 - 1.78	43,752,963	2.69	1.15 - 1.95	0.98 - 1.79
	2016	27,866,965	1.44 - 1.75	47,526,945	2.58	1.15 - 2.20	(0.08) - 0.97
BHFTII MetLife Mid Cap	2020	8,462,507	3.91 - 4.51	37,355,811	1.22	1.15 - 1.85	11.07 - 11.86
Stock Index Subaccount	2019	9,163,702	3.52 - 4.03	36,187,935	1.13	1.15 - 1.85	23.27 - 24.13
	2018	10,443,703	2.80 - 3.25	33,252,095	1.03	1.15 - 1.95	(13.23) - (12.53)
	2017	12,196,395	3.23 - 3.71	44,435,808	1.17	1.15 - 1.95	13.40 - 14.31
	2016	13,747,826	2.85 - 3.25	43,844,511	1.04	1.15 - 1.95	17.82 - 18.76
BHFTII MetLife MSCI EAFE®	2020	15,716,624	1.62 - 1.93	29,695,770	2.95	1.15 - 1.95	5.49 - 6.34
Index Subaccount	2019	17,125,650	1.53 - 1.81	30,436,708	2.50	1.15 - 1.95	19.20 - 20.16
	2018	19,172,718	1.28 - 1.51	28,391,812	2.81	1.15 - 1.95	(15.75) - (15.07)
	2017	21,048,288	1.53 - 1.78	36,722,285	2.53	1.15 - 1.95	22.21 - 23.19
	2016	23,674,525	1.25 - 1.44	33,566,237	2.41	1.15 - 1.95	(0.95) - (0.15)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Russell 2000®	2020	7,655,359	3.92 - 4.68	34,851,322	1.15	1.15 - 1.95	17.04 - 17.98
Index Subaccount	2019	8,495,325	3.35 - 3.96	32,817,703	0.94	1.15 - 1.95	22.88 - 23.87
	2018	9,804,270	2.72 - 3.20	30,610,079	0.90	1.15 - 1.95	(12.91) - (12.20)
	2017	11,388,248	3.13 - 3.65	40,555,136	1.02	1.15 - 1.95	12.19 - 13.09
	2016	12,703,540	2.71 - 3.22	40,051,863	1.17	1.15 - 2.10	18.45 - 19.58
BHFTII MetLife Stock Index	2020	5,514,367	9.89 - 12.64	67,231,567	1.71	1.15 - 1.95	15.54 - 16.48
Subaccount	2019	6,127,239	8.56 - 10.85	64,164,809	1.95	1.15 - 1.95	28.28 - 29.31
	2018	7,076,865	6.67 - 8.39	57,486,325	1.62	1.15 - 1.95	(6.68) - (5.93)
	2017	8,291,362	7.15 - 8.92	71,647,212	1.58	1.15 - 1.95	18.90 - 19.85
	2016	9,214,312	6.01 - 7.44	66,461,194	1.82	1.15 - 1.95	9.23 - 10.11
BHFTII MFS® Total Return	2020	2,683,722	6.72 - 90.49	32,970,545	2.25	1.15 - 2.10	7.21 - 8.23
Subaccount	2019	3,233,364	6.27 - 83.70	35,579,694	2.19	1.15 - 2.10	17.57 - 18.70
	2018	3,556,526	5.33 - 70.58	33,238,215	2.10	1.15 - 2.10	(7.78) - (6.89)
	2017	4,167,462	5.78 - 75.89	41,328,963	2.35	1.15 - 2.10	9.84 - 10.89
	2016	4,690,976	5.27 - 68.50	41,534,107	2.70	1.15 - 2.10	6.66 - 7.68
BHFTII MFS® Value	2020	27,326,062	1.95 - 20.87	91,982,578	1.79	1.15 - 2.05	1.64 - 2.56
Subaccount	2019	29,871,571	1.90 - 20.36	98,166,266	1.76	1.15 - 2.05	27.37 - 28.52
	2018	35,603,738	1.48 - 15.87	90,589,419	1.45	1.15 - 2.10	(12.08) - (11.23)
	2017	29,791,367	1.67 - 17.89	87,664,145	1.89	1.15 - 2.10	15.20 - 16.46
	2016	33,094,397	1.43 - 15.38	83,454,614	2.10	1.15 - 2.20	11.61 - 12.90
BHFTII Neuberger Berman	2020	16,139,202	4.09 - 5.01	78,646,737	0.03	1.15 - 2.05	22.22 - 23.53
Genesis Subaccount	2019	18,349,443	3.34 - 4.05	72,486,332	0.06	1.15 - 2.05	26.78 - 28.01
	2018	21,332,451	2.64 - 3.17	65,860,132	0.18	1.15 - 2.10	(8.88) - (7.96)
	2017	24,841,992	2.89 - 3.44	83,410,644	0.25	1.15 - 2.10	13.15 - 14.30
	2016	28,635,237	2.56 - 3.01	84,216,626	0.29	1.15 - 2.10	15.99 - 17.18
BHFTII T. Rowe Price Large	2020	11,281,020	4.91 - 59.25	67,131,408	0.02	1.15 - 2.10	33.80 - 35.08
Cap Growth Subaccount	2019	13,506,855	3.67 - 43.91	59,536,643	0.18	1.15 - 2.10	27.88 - 29.10
	2018	16,266,216	2.87 - 34.05	55,533,854	0.20	1.15 - 2.10	(3.22) - (2.29)
	2017	19,609,998	2.96 - 34.88	68,537,956	0.08	1.15 - 2.10	30.71 - 31.95
	2016	23,711,092	2.23 - 26.46	62,795,223	—	1.15 - 2.20	(0.68) - 0.37
BHFTII T. Rowe Price Small	2020	4,237,763	5.50 - 6.50	26,817,350	—	1.15 - 1.85	21.77 - 22.62
Cap Growth Subaccount	2019	5,007,334	4.52 - 5.30	25,885,086	—	1.15 - 1.85	30.40 - 31.32
	2018	5,919,527	3.32 - 4.04	23,318,219	—	1.15 - 1.85	(8.68) - (7.85)
	2017	6,998,914	3.63 - 4.38	29,964,349	0.07	1.15 - 2.05	20.06 - 21.14
	2016	7,998,685	2.94 - 3.62	28,266,179	0.03	1.15 - 2.20	9.06 - 10.21
BHFTII Western Asset	2020	25,374,408	3.13 - 37.59	99,515,703	5.80	1.15 - 2.10	4.44 - 5.55
Management Strategic Bond	2019	27,874,183	3.00 - 35.74	103,785,227	4.73	1.15 - 2.10	11.92 - 12.99
Opportunities Subaccount	2018	31,795,612	2.68 - 31.71	105,000,046	5.20	1.15 - 2.10	(5.98) - (5.02)
	2017	36,351,505	2.85 - 33.50	126,827,144	3.77	1.15 - 2.10	5.75 - 6.78
	2016	40,684,432	2.61 - 31.45	133,277,778	1.80	1.15 - 2.20	4.02 - 7.23
BHFTII Western Asset	2020	20,002,692	1.70 - 2.10	40,243,001	3.09	1.15 - 1.85	2.98 - 3.83
Management U.S. Government	2019	18,853,004	1.65 - 2.02	36,533,318	2.60	1.15 - 1.85	3.84 - 4.67
Subaccount	2018	21,336,906	1.53 - 1.93	39,603,029	2.11	1.15 - 2.10	(1.30) - (0.36)
	2017	23,561,769	1.55 - 1.94	43,921,854	2.47	1.15 - 2.10	(0.34) - 0.61
	2016	26,401,824	1.53 - 1.93	49,016,429	2.41	1.15 - 2.20	(1.03) - 0.04

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

This page is intentionally left blank.

New England Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc. December 31, 2020, 2019, and 2018)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of
New England Life Insurance Company:

We have audited the accompanying statutory-basis financial statements of New England Life Insurance Company (a wholly-owned subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the statutory-basis financial statements.

Management's Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by New England Life Insurance Company using the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Commonwealth of Massachusetts Division of Insurance.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, are also described in Note 1 to the statutory-basis financial statements.

2

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory- basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of New England Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of New England Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance as described in Note 1 to the statutory-basis financial statements.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

Charlotte, NC
April 12, 2021

3

New England Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2020 and 2019

(In millions, except share data)

	2020	2019
Admitted Assets
Bonds	$999	$945
Mortgage loans	86	89
Cash, cash equivalents and short-term investments	57	79
Contract loans	407	416
Derivative assets	10	13
Other invested assets	17	17
Total invested assets	1,576	1,559
Investment income due and accrued	18	19
Premiums and annuity considerations deferred and uncollected	12	18
Net deferred tax asset	20	15
Other assets	40	69
Total assets excluding Separate Accounts	1,666	1,680
Separate Account assets	7,983	7,439
Total Admitted Assets	$9,649	$9,119
Liabilities and Capital and Surplus
Liabilities
Reserves for life and health insurance and annuities	$1,140	$1,191
Liability for deposit-type contracts	12	12
Dividends due to policyholders	3	4
Interest maintenance reserve	19	21
Other policy liabilities	44	33
Asset valuation reserve	13	12
Payable for collateral received	14	16
Funds held under reinsurance treaties	73	78
Employee benefit plans	111	106
Net transfers to (from) Separate Accounts due and accrued	(12)	(9)
Amounts withheld or retained as agent or trustee	68	71
Other liabilities	30	29
Total liabilities excluding Separate Accounts	1,515	1,564
Separate Account liabilities	7,983	7,439
Total Liabilities	9,498	9,003
Capital and Surplus
Capital stock (par value $125 per share, 50,000 shares authorized, 20,000 issued and outstanding)	3	3
Paid-in surplus	2	—
Unassigned surplus (deficit)	146	113
Total Capital and Surplus	151	116
Total Liabilities and Capital and Surplus	$9,649	$9,119

See accompanying notes to statutory financial statements
4

New England Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2020, 2019, and 2018

(In millions)

	2020	2019	2018
Income
Premiums and annuity considerations	$126	$150	$132
Considerations for supplementary contracts and dividend accumulations	5	4	9
Net investment income	68	71	91
Reserve adjustments on reinsurance ceded	(398)	(507)	(601)
Other income (loss)	146	155	178
Total income	(53)	(127)	(191)
Benefits and Expenses
Benefit payments	436	489	459
Changes to reserves, deposit funds and other policy liabilities	(46)	(7)	(16)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	63	69	74
Net transfers to (from) Separate Accounts	(631)	(739)	(848)
Total benefits and expenses before dividends to policyholders	(178)	(188)	(331)
Gain (loss) from operations before dividends to policyholders and Federal income tax	125	61	140
Dividends to policyholders	4	4	5
Gain (loss) from operations before Federal income tax	121	57	135
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	16	(3)	4
Gain (loss) from operations	105	60	131
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	—	1	(1)
Net Income (Loss)	105	61	130
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	1	—	1
Change in net deferred income tax	(5)	(11)	(14)
Change in nonadmitted assets	6	(5)	7
Change in asset valuation reserve	(1)	(2)	4
Capital and surplus paid in (out)	2	—	(334)
Change in surplus as a result of reinsurance	(3)	(3)	(3)
Dividends to stockholder	(61)	(131)	(65)
Other — net	(9)	(6)	4
Net Change in Capital and Surplus	35	(97)	(269)
Capital and Surplus at Beginning of Year	116	213	483
Capital and Surplus at End of Year	$151	$116	$213

See accompanying notes to statutory financial statements
5

New England Life Insurance Company

Statutory Statements of Cash Flow
For the Years Ended December 31, 2020, 2019, and 2018

(In millions)

	2020	2019	2018
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$150	$133	$141
Net investment income received	66	67	93
Other income (loss) received	144	153	172
Total receipts	360	353	405
Benefits paid	814	960	1,079
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	66	73	78
Net transfers to (from) Separate Accounts	(627)	(743)	(857)
Dividends paid to policyholders	4	4	5
Federal income tax paid (recovered) (net of tax on capital gains and losses)	10	7	2
Total payments	267	301	307
Net cash provided by (used in) operations	93	52	99
Cash from investments
Proceeds from invested assets sold, matured or repaid	127	606	397
Cost of invested assets acquired	(179)	(502)	(261)
Net change in contract loans	9	3	(2)
Net cash provided by (used in) investments	(43)	107	134
Cash from financing and other sources
Net capital changes paid in (out)	2	—	(134)
Dividends to stockholder	(61)	(131)	(65)
Net change in deposit-type contracts	1	2	1
Net change in payable for collateral received	(2)	6	(1)
Other-net	(12)	(7)	(33)
Net cash provided by (used in) financing and other sources	(72)	(130)	(232)
Net change in cash, cash equivalents and short-term investments	(22)	29	1
Cash, cash equivalents and short-term investments:
Beginning of year	79	50	49
End of year	$57	$79	$50
Supplemental disclosures of cash flow information for non-cash transactions:
Bonds in exchange for affiliate surplus note	$—	$—	$173
Affiliate surplus note as return of capital	$—	$—	$200

See accompanying notes to statutory financial statements
6

New England Life Insurance Company

Notes to Statutory Financial Statements
For the Years Ended December 31, 2020, 2019, and 2018

Note 1 — Summary of Significant Accounting Policies

Business

The New England Life Insurance Company (the "Company") is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("Brighthouse"). The Company is domiciled in the Commonwealth of Massachusetts ("Massachusetts") and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia.

The Company does not currently write new insurance business. The Company has in-force variable and universal life insurance policies, fixed and variable annuities, participating and non-participating traditional life insurance policies, pension products, and group life and disability policies. The Company also has in-force a small block of health insurance policies, which are administered by a third party.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commissioner of Insurance in the Massachusetts Division of Insurance (the "Division"). The Division requires that insurance companies domiciled in Massachusetts prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP").

The Division has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, referred to in these statutory financial statements as Massachusetts Statutory Accounting Principles ("MA SAP"), none of which affect the financial statements of the Company.

MA SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under MA SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in proportion to actual and estimated future gross premiums, margins or profits;

•  Insurance reserves are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and company experience, except for reserves for variable annuities where assumptions are based on prudent estimates as of the valuation date; whereas under GAAP, reserving assumptions are generally based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation, or the account value plus a reserve for additional benefits, that is either based on current assumptions or measured at fair value with an adjustment for non-performace risk;

•  Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit) including a portion of deferred income tax assets ("DTA"), certain prepaid assets;

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for MA SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both MA SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under MA SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. MA SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under MA SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under MA SAP but are reported as a reduction of commission expense under GAAP;

•  Under MA SAP, investments in bonds are generally carried at amortized cost. Bonds with an estimated fair value lower than book-adjusted carrying value are evaluated based on expected cash flows and credit circumstances of the

7

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

issuer to determine whether such impairment is other-than-temporary. Other-than-temporary impairments ("OTTI") or credit losses are recorded as a write-down of the book-adjusted carrying value with a corresponding charge as a realized loss on the Statement of Operations. Subsequent recoveries of credit losses are not recognized until sale or disposal of corporate bonds and as adjustments to accretable yield with periodic accretion adjusted over the remaining life of the bond for loan-backed and structured securities Under GAAP, investments in bonds have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings. If any decline in estimated fair value of a bond is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). Any subsequent improvement in expected cash flows of a particular bond for which a credit allowance exists is recorded as a recovery of credit losses within investment gains and (losses);

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  An asset valuation reserve ("AVR") liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An Interest Maintenance Reserve ("IMR") is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in replication synthetic asset transactions ("RSATs"), which are carried at amortized cost; and (iii) exchange-traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, if a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses);

•  Deferred income tax is calculated based on temporary differences between MA SAP and tax-basis reporting, subject to certain asset admission limitations for DTAs, rather than the difference between GAAP and tax-basis reporting, without asset admission limitations;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under MA SAP rather than deferred until the assets are sold to third parties as required under GAAP.

Accounting Changes and Correction of Errors

The Company had no accounting changes or correction of errors during 2020.

Reclassifications

Certain amounts in the 2019 and 2018 statutory financial statements were reclassified to conform with the 2020 presentation.

8

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

GAAP Equity and Income (Unaudited)

GAAP consolidated net income attributable to the Company was $108 million, $106 million, and $98 million for the years ended December 31, 2020, 2019, and 2018, respectively. GAAP consolidated stockholder's equity attributable to the Company was $672 million, $582 million, and $582 million at December 31, 2020, 2019, and 2018, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other than temporary impairment ("OTTI") losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the constant yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists and are based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

The NAIC has adopted revised designation methodologies for loan-backed securities based on the NAIC's estimate of expected losses on such securities. The revised designation methodologies resulted in certain loan-backed securities having an initial NAIC designation and a final NAIC designation, which were used for determining the carrying value of the security and for annual statement and risk-based capital ("RBC") reporting, respectively. Loan-backed securities with initial NAIC designations of 1 through 5 are stated at amortized cost. Loan-backed securities with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value and are reported in accordance with the final NAIC designations.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 "— Evaluating Temporarily Impaired Bonds for OTTI." Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the

9

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan-to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt
10

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value or policy reserves is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of other limited partnership interests and joint ventures. Other limited partnership interests and joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividend and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships' unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The Company uses swaps and options to

11

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market (referred to herein as RSATs).

MA SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and estimated fair value derivatives that hedge various assets and liabilities including bonds and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed on the Net Premium Method or Commissioners' Reserve Valuation Method as appropriate. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, Commissioners' Annuity Reserve Valuation

12

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Method or VM-21 as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by Massachusetts Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by MA SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of policy.

Foreign Currency Translation

The Company also holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments in investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and

13

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains and losses on the investments of the Separate Accounts, accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Income Tax

For the period following the separation of Brighthouse from MetLife, the Company will not join any consolidated group and will file its own stand-alone Federal income tax return.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and deferred tax liabilities ("DTL"), subject to certain limitations. Changes in DTA and DTL, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) the amount of Federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service ("IRS") tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period's statement, adjusted to exclude any net DTA, electronic data processing equipment and operating software and any net positive goodwill plus; (iii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic

14

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

COVID-19 Pandemic

The Company continues to closely monitor developments related to the worldwide pandemic sparked by the novel coronavirus, ("COVID-19 pandemic"), which has negatively impacted the Company in certain respects, including as discussed below. At this time, it is not possible to estimate the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" of the pandemic or the timetable for the implementation, and the efficacy, of any therapeutic treatments and vaccines for COVID-19, including their efficacy with respect to variants of COVID-19 that have emerged or could emerge in the future. It is likewise not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on the economy at large and on the business, financial condition, results of operations, and prospects, including the impact on the Company's investment portfolio and its ratings, or the need for the Company in the future to revisit or revise targets previously provided to the markets or aspects of the Company's business model.

In March 2020, in response to the COVID-19 pandemic, the Company promptly implemented its business continuity plans, and quickly and successfully shifted all its employees to a work-from-home environment, where they currently remain. The Company's sales and support teams remain fully operational, and the COVID-19 pandemic has not interrupted the Company's ability to service its distribution partners and customers. Additionally, the Company is closely monitoring all aspects of its business, including but not limited to, levels of sales and claims activity, policy lapses or surrenders, payments of premiums, sources and uses of liquidity, the valuation of investments and the performance of derivatives programs. The Company has observed varying degrees of impact in these areas, and has taken prudent and proportionate measures to address such impacts; however, at this time it is impossible to predict if the COVID-19 pandemic will have a material adverse impact on the Company's business, financial condition or results of operations. The Company continues to closely monitor this evolving situation and remains focused on ensuring the health and safety of its employees, on supporting business partners and customers as usual and on mitigating potential adverse impacts to the business.

Increased economic uncertainty and increased unemployment resulting from the economic impacts of the COVID-19 pandemic have also impacted sales of certain of the Company's products and have prompted the Company to take actions to provide relief to customers affected by adverse circumstances due to the COVID-19 pandemic. While the relief granted to customers to date has not had a material impact on the Company's financial condition or results of operations, it is not possible to estimate the potential impact of any future relief. Circumstances resulting from the COVID-19 pandemic have also impacted the incidents of claims and may have impacted the utilization of benefits, lapses or surrenders of policies and payments on insurance premiums, though such impacts have not been material through year-end 2020. Additionally, circumstances resulting from the COVID-19 pandemic have not materially impacted services the Company receives from third-party vendors, nor have such circumstances led to the identification of new loss contingencies or any increases in existing loss contingencies. However, there an be no assurance that any future impact from the COVID-19 pandemic, including, without limitation, with respect to revenues and expenses associated with the Company's products, services the Company receives from third-party vendors, or loss contingencies, will not be material.

Certain sectors of the Company's investment portfolio may be adversely affected as a result of the impact of the COVID-19 pandemic on capital markets and the global economy, as well as uncertainty regarding its duration and outcome.

Credit rating agencies may continue to review and adjust their ratings for the companies that they rate, including us. The credit rating agencies also evaluate the insurance industry as a whole and may change our credit rating based on their overall view of our industry.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

15

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Estimated Fair Value of All Financial Instruments

Information related to the estimated fair value of financial instruments is shown below at December 31, (in millions):

	2020
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,137	$999	$100	$1,033	$4
Mortgage loans	90	86	—	—	90
Cash, cash equivalents and short-term investments	57	57	57	—	—
Contract loans	686	407	—	37	649
Derivative assets (1)	13	10	—	13	—
Other invested assets	4	3	—	4	—
Investment income due and accrued	18	18	—	18	—
Separate Account assets	7,979	7,979	—	7,979	—
Total assets	$9,984	$9,559	$157	$9,084	$743
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$12	$12	$—	$—	$12
Derivative liabilities (1)	—	1	—	—	—
Payable for collateral received	14	14	—	14	—
Investment contracts included in Separate Account liabilities	3	3	—	3	—
Total liabilities	$29	$30	$—	$17	$12
	2019
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,006	$945	$87	$915	$4
Mortgage loans	91	89	—	—	91
Cash, cash equivalents and short-term investments	79	79	79	—	—
Contract loans	594	416	—	36	558
Derivative assets (1)	15	13	—	15	—
Other invested assets	3	2	—	3	—
Investment income due and accrued	19	19	—	19	—
Separate Account assets	7,439	7,439	—	7,439	—
Total assets	$9,246	$9,002	$166	$8,426	$653
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$9	$11	$—	$—	$9
Derivative liabilities (1)	—	—	—	—	—
Payable for collateral received	16	16	—	16	—
Investment contracts included in Separate Account liabilities	4	4	—	4	—
Total liabilities	$29	$31	$—	$20	$10

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

16

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

17

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Contract Loans

The estimated fair value for contract loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, using observable inputs and is classified as Level 2. For contract loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and is classified in Level 3.

Derivatives

For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified as Level 2.

Separate Account Assets and Investment Contracts Included in Separate Account Liabilities

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

Investment contracts included in Separate Account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these Separate Account liabilities, which represents an equivalent summary total of the Separate Account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the Separate Account assets backing the investment contracts.

18

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The difference between the estimated fair value of investment contracts included in Separate Account liabilities in the table above and the total recognized in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds represents amounts due under contracts that are accounted for as insurance contracts.

Investment Contracts Included in Liability for Deposit-Type Contracts

The estimated fair value of investment contracts included in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2020
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	7,979	—	7,979
Total assets	$—	$7,981	$—	$7,981
	2019
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	7,439	—	7,439
Total assets	$—	$7,441	$—	$7,441

(1)  Derivative assets presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities.

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the estimated fair value measurement for assets and liabilities measured and reported at estimated fair value.

19

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Note 3 — Investments

Bonds by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds owned at December 31, (in millions):

	2020				2019
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated Fair
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Value
Bonds
U.S. corporate	$542	$77	$—	$619	$549	$31	$2	$578
U.S. government and agency	128	37	—	165	126	21	2	145
Foreign corporate	120	9	1	128	134	9	—	143
CMBS	87	6	—	93	40	2	—	42
State and political subdivision	78	7	—	85	44	1	—	45
RMBS	41	3	—	44	47	2	1	48
ABS	3	—	—	3	5	—	—	5
Total bonds	$999	$139	$1	$1,137	$945	$66	$5	$1,006

The Company did not hold any non-income producing bonds at December 31, 2020 or 2019.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2020 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$26	$26
Due after one year through five years	94	101
Due after five years through ten years	225	258
Due after ten years	523	612
Subtotal	868	997
Loan-backed securities	131	140
Total	$999	$1,137

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

20

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Cash equivalents and short-term investments have contractual maturities of one year or less.

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of securities):

	2020				2019
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$10	$—	$4	$—	$89	$2	$7	$—
U.S. government and agency	—	—	—	—	25	2	—	—
Foreign corporate	21	1	—	—	—	—	—	—
CMBS	1	—	—	—	7	—	—	—
State and political subdivision	1	—	—	—	23	—	—	—
RMBS	—	—	3	—	20	1	—	—
Total bonds	$33	$1	$7	$—	$164	$5	$7	$—
Total number of securities in an unrealized loss position	13		2		46		3

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the year ended December 31, 2020 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

The Company did not impair any loan-backed securities to the estimated present value of projected future cash flows expected to be collected during the year ended December 31, 2020.

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds decreased $4 million during the year ended December 31, 2020 to $1 million from $5 million at December 31, 2019. The decrease in gross unrealized losses for the year ended December 31, 2020 was primarily attributable to decreasing longer-term interest rates.

21

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2020		2019
	Amount	Percent	Amount	Percent
Agricultural	$59	68%	$62	69%
Commercial	27	32	27	31
Total mortgage loans, net	$86	100%	$89	100%

The Company had mortgage loan participations of $4 million at both December 31, 2020 and 2019.

Valuation Allowance by Portfolio Segment

At both December 31, 2020 and 2019, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2020 were as follows:

State	Percent of Total Mortgage Loans
California	37%
Texas	28
Florida	12
Colorado	10
Total	87%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The maximum percentage of any one loan to the value of the underlying real estate at the time of the origination and originated during the year ended December 31, 2020 was 27%. The Company did not originate any mortgage loans during the years ended 2019 or 2018.

The Company did not fund any commercial mortgage loans during the year ended December 31, 2020, 2019, or 2018. The maximum and minimum interest rate for agricultural mortgage loan funded during the year ended December 31, 2020 was 3.9%. The Company did not fund any agricultural mortgage loans during the year ended 2019, or 2018.

During the year ended December 31, 2020, the Company reduced interest rates on one loan by 0.9% with a recorded investment of less than $1 million. The Company did not reduce interest rates on any outstanding mortgage loans during the years ended December 31, 2019, and 2018.

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31, (dollars in millions):

	2020		2019
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$58	99%	$61	99%
65% to 75%	1	1	—	—
76% to 80%	—	—	1	1
Total	$59	100%	$62	100%

22

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2020		2019
Loan-to-value ratios:	Recorded Investment >1.20x	% of Total	Recorded Investment >1.20x	% of Total
Less than 65%	$4	14%	$27	98%
65% to 75%	23	85	—	—
76% to 80%	—	1	—	2
Total	$27	100%	$27	100%

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2020 and 2019. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at both December 31, 2020 and 2019.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at both December 31, 2020 and 2019.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2020, 2019, or 2018.

Concentrations of Credit Risk

The following table presents the book/adjusted carrying value of investments in any counterparty that were greater than 10% of surplus at December 31, (in millions):

	2020	2019
U.S government and agency securities	$133	$126
California state and political subdivision bonds	19	—
New York state and political subdivision bonds	16	13
Retail Properties of America Inc	15	15
Orica LTD	—	15
Nassau Airport Development Co	—	13
Total	$183	$182

Restricted Assets

The table below provides a summary of restricted assets, all of which are included in the General Account, at book/adjusted carrying value at December 31, (in millions):

	2020			2019
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$3	0.0%	0.0%	$3	0.0%	0.0%
Derivatives collateral	—	0.0	0.0	1	0.0	0.0
Total pledged and restricted assets	$3	0.0%	0.0%	$4	0.0%	0.0%

23

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2020			2019
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$73	$9	$13	$75	$13	$15
Credit	Credit default swaps	—	—	—	22	—	1
	Total Assets	$73	$9	$13	$97	$13	$16

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Credit Derivatives

Credit derivatives are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event as defined by the contract occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.

Credit default swaps are also used in RSATs to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other bonds. These credit default swaps are not designated as hedging instruments. In certain instances, the Company may lock in the economic impact of existing credit default swaps used in RSATs by entering into offsetting positions. Credit default swaps used in RSATs are included in credit default swaps in the preceding table and are not designated as hedging instruments.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2020, 2019, and 2018 there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the original forecasted transactions will occur by the end of the originally specified time period or within two months of the

24

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

anticipated date. For the years ended December 31, 2020, 2019, and 2018 there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2020, 2019, and 2018.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

The estimated fair value of the derivatives held for other than hedging purposes was less than $1 million and $1 million at December 31, 2020 and 2019, respectively.

The average estimated fair value of derivatives held for other than hedging purposes was less than $1 million for the years ended December 31, 2020 and 2019 respectively.

The net realized gains (losses) on the derivatives held for other than hedging purposes was less than $1 million for each of the years ended December 31, 2020, 2019 and 2018.

Credit Derivatives

In connection with RSATs, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company held no RSATs as of December 31, 2020. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million at December 31, 2019. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2019, the Company would have received $1 million to terminate all of these contracts.

The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, (in millions, except weighted average years to maturity):

		2020			2019
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
Baa	2
Credit default swaps referencing indices		$—	$—	—	$1	$22	4.8

(1)  The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2020 and 2019, the Company had no purchased credit protection to offset referenced credit obligations in the table above.

25

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31, (in millions):

	Asset		Liability
	2020	2019	2020	2019
Foreign currency swaps	$58	$24	$4	$4
Credit default swaps	—	22	—	—
Total	$58	$46	$4	$4

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by clearing brokers or central clearing counterparties to such derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/adjusted carrying value for the Company's highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was $4 million and $3 million at December 31, 2020 and 2019, respectively.

The estimated fair value of collateral consisting of various securities received by the Company on its OTC-bilateral derivatives as variation margin was $0 and $1 million at December 31, 2020 and 2019, respectively.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The table below summarizes the collateral pledged by the Company in connection with its OTC derivatives at December 31, (in millions):

	Securities (1)
	2020	2019
Initial Margin:
OTC-cleared	$—	$1

(1)  Securities pledged as collateral are reported in bonds. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

26

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2020	2019	2020	2019	2020	2019
Variation Margin:
OTC-bilateral	$14	$15	$—	$1	$14	$16
OTC-cleared	—	1	—	—	—	1
Total OTC	$14	$16	$—	$1	$14	$17

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company or the counterparty. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2020	2019	2018
Bonds	$40	$43	$62
Mortgage loans	4	4	4
Cash, cash equivalents and short-term investments	—	2	2
Contract loans	22	21	23
Derivatives	2	2	2
Other	1	—	—
Gross investment income	69	72	93
Less: investment expenses	3	3	2
Net investment income, before IMR amortization	66	69	91
IMR amortization	2	1	—
Net investment income	$68	$71	$91

27

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2020	2019	2018
Bonds	$—	$22	$11
Net realized capital gains (losses), before Federal income tax	—	22	11
Less: Federal income tax expense (benefit)	—	4	4
Net realized capital gains (losses), before IMR transfer	—	17	8
IMR transfer, net of Federal income tax expense (benefit) of less than $1 million, $5 million, and $2 million, respectively	—	17	9
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$—	$—	$(1)

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds, the related gross realized capital gains (losses) on bonds, which are generally determined on a specific identification basis, and the related foreign exchange capital gains (losses) on bonds were as follows for the years ended December 31, (in millions):

	2020	2019	2018
Proceeds from sales and disposals	$149	$594	$573
Gross realized capital gains on sales	$3	$23	$23
Gross realized capital losses on sales	$(2)	$(1)	$(13)
Foreign exchange capital losses on sales	$(1)	$—	$—

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2020	2019	2018
Number of CUSIPs	14	12	20
Aggregate Amount of Investment Income	$1	$1	$1

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC ("Brighthouse Services"), that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

Reinsurance Agreements

The Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance") and Brighthouse Reinsurance Company of Delaware ("BRCD"), both of which are related parties.

28

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Information regarding the significant effects of related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2020	2019	2018
Premiums and annuity considerations:
Reinsurance ceded	$(16)	$(15)	$(22)
Reserve adjustments on reinsurance ceded:
Reinsurance ceded	$(398)	$(507)	$(601)
Benefits payments:
Reinsurance ceded	$(386)	$(491)	$(619)
Changes to reserves, deposit funds and other policy liabilities:
Reinsurance ceded	$20	$82	$(124)

Information regarding the significant effects of related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2020	2019
Reserves for life and health insurance, annuities and deposit-type contracts:
Reinsurance ceded	$(440)	$(458)
Funds held under reinsurance treaties:
Reinsurance ceded	$32	$34

The Company ceded a block of business to BRCD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term policies issued by the Company in 2007 and 2008. Ceded aggregate reserves related to this business were $65 million and $68 million at December 31, 2020 and 2019, respectively; the Company recorded a funds withheld liability of $32 million and $34 million at December 31, 2020 and 2019, respectively; ceded premiums related to this business were less than a million for both years ended December 31, 2020 and 2019, respectively and $1 million, for the year ended December 31, 2018, and pre-tax income (loss) was ($1) million for each of the years ended December 31, 2020, 2019, and 2018.

The Company ceded certain variable annuities, including guaranteed minimum benefits, to Brighthouse Insurance. Financial impacts recorded by the Company for this business were aggregate ceded reserves of $301 million and $295 million at December 31, 2020 and 2019, respectively; ceded premiums of $7 million, $6 million, and $11 million for the years ended December 31, 2020, 2019, and 2018, respectively; ceded reserve adjustments on reinsurance of $398 million, $507 million, and $601 million for the years ended December 31, 2020, 2019, and 2018, respectively, ceded benefits of $378 million, $488 million, and $614 million for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company ceded 100% of its share of the liabilities for certain guaranteed benefits riders to Brighthouse Insurance. The Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus includes aggregate ceded reserves related to this business of $73 million and $94 million at December 31, 2020 and 2019, respectively; ceded premiums of $8 million at December 31, 2020, and $9 million for both years ended December 31, 2019, and 2018.

Investments

The Company did not report any investments in an insurance subsidiary, controlled and affiliated ("SCA"), for which the statutory capital and surplus reflects a departure from the NAIC statutory accounting practices and procedures during the year ended December 31, 2020.

Other

In the normal course of business, the Company transfers invested assets, primarily consisting of bonds, to affiliates and receives invested assets, primarily consisting of bonds, from affiliates. The Company did not transfer invested assets to affiliates for the years ended December 31, 2020 or 2019.

29

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investments Advisers, LLC and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $4 million and $4 million at December 31, 2020 and 2019, respectively. Payables to affiliates, included in other liabilities, totaled $7 million and $5 million at December 31, 2020 and 2019, respectively.

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$14	$12	$19	$18

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to BRCD. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For its individual annuity business, the Company reinsures to Brighthouse Insurance, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, and funds withheld accounts. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

30

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2020	2019	2018
Premiums and annuity considerations:
Reinsurance ceded	$(42)	$(37)	$(72)
Reserve adjustments on reinsurance ceded:
Reinsurance ceded	$(398)	$(507)	$(601)
Benefits payments:
Reinsurance ceded	$(417)	$(516)	$(661)
Changes to reserves, deposit funds and other policy liabilities:
Reinsurance ceded	$38	$114	$(106)

Information regarding the significant effects of related and unrelated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2020	2019
Reserves for life and health insurance, annuities and deposit-type contracts:
Reinsurance ceded	$(791)	$(835)
Funds held under reinsurance treaties:
Reinsurance ceded	$73	$78

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes trust agreements and funds held under reinsurance treaties. There was no unauthorized liability balance for the Company at both December 31, 2020, and 2019. Assets held in trust for reinsurance agreements totaled $89 million and $90 million at December 31, 2020, and 2019, respectively. Funds held under reinsurance treaties totaled $73 million and $78 million at December 31, 2020, and 2019, respectively.

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2020	2019
Balance at beginning of year	$83	$86
Capitalization of deferred gain on affiliated reinsurance (1)	—	—
Amortization of deferred gains on affiliated reinsurance (1)	(3)	(3)
Balance at end of year	$80	$83

(1)  See Note 4 — Related Party Information — "Reinsurance Agreements" for additional information.

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Reserves amounting to less than $1 million and $2 million at December 31, 2020 and 2019, respectively, are held for surrender values in excess of the legally computed reserves.

31

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2020 and 2019, the Company had $125 million and $210 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division. Direct reserves to cover the above insurance totaled less than $1 million and $3 million at December 31, 2020 and 2019, respectively.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

The details for other changes at December 31, 2020 are as follows (in millions):

		Ordinary
Item	Total	Life Insurance	Individual Annuities
VM-21 Stochastic Reserve	$(21)	$—	$(21)
For excess of valuation net premiums over corresponding gross premiums	(3)	(3)	—
For surrender values in excess of reserves otherwise required and carried	(2)	(2)	—
Guaranteed minimum death benefits	(18)	(18)	—
Reinsurance ceded	21	—	21
Total	$(23)	$(23)	$—

Note 8 — Participating Business

Direct premiums on participating policies in the amount of $16 million, $16 million, and $20 million represented approximately 10%, 8%, and 10% of the Company's direct premiums for the years ended December 31, 2020, 2019, and 2018, respectively.

The amount of incurred policyholder dividends in 2020, 2019, and 2018 as reported in dividends to policyholders, was $4 million, $4 million, and $5 million, respectively. This is equal to the sum of the dividends paid during the year, the change in the amount of dividends due and unpaid, and the change in provision for dividends payable in the following year.

Note 9 — Accident and Health ("A&H") Policy and Claim Liabilities

A&H claim reserves represent the estimated value of the future payments for benefits (losses) and loss adjustment expenses for all incurred claims, whether reported or not. Where applicable, the reserves are adjusted for contingencies and discounted with interest.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Claim reserves for individual disability policies are discounted using either the 1964 Commissioners Disability Table or 1985 Commissioners Individual Disability Table A at interest rates ranging from 3.0% to 6.0%, depending on the year of disablement.

32

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Claim reserves for products with short-term liabilities (i.e., dental, short-term disability, accidental death and dismemberment and similar products) are set using current claim completion factors, loss ratio factors and include a provision for uncertainty.

All claim reserves include an expense load to cover future loss adjustment expenses.

Activity for the years ended December 31, in the liability for unpaid accident and health and disability policy and contract claims, included in reserves for life and health insurance and annuities and other policy liabilities, is summarized as follows (in millions):

	2020	2019
Balance at January 1	$4	$5
Incurred related to:
Current year	1	—
Prior years	1	—
Total incurred	2	—
Paid related to:
Current year	—	—
Prior years	(1)	(1)
Total paid	(1)	(1)
Balance at December 31	$5	$4

As a result of changes in estimates of insured events in prior years, the provision for claims increased by $1 million and less than $1 million in 2020 and 2019, respectively. The changes in 2020 and 2019, respectively, were generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

33

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Note 10 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2020
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$3	$—	$3	0.1%
At fair value	—	4,047	4,047	91.7
Total with market value adjustment or at fair value	3	4,047	4,050	91.8
At book value without adjustment	286	—	286	6.5
Not subject to discretionary withdrawal:	58	17	75	1.7
Total (gross)	347	4,064	4,411	100.0%
Reinsurance ceded	(176)	—	(176)
Total (net)	$171	$4,064	$4,235
	2019
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$2	$—	$2	—%
At fair value	—	3,941	3,941	89.2
Total with market value adjustment or at fair value	2	3,941	3,943	89.2
At book value without adjustment	408	—	408	9.3
Not subject to discretionary withdrawal:	53	15	68	1.5
Total (gross)	463	3,956	4,419	100.0%
Reinsurance ceded	(298)	—	(298)
Total (net)	$165	$3,956	$4,121

Withdrawal characteristics of group annuity actuarial reserves at both December 31, 2020 and 2019 were less than $1 million.

34

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Deposit-Type Contracts:	2020
	General Account	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	135	—	135	98.1
Not subject to discretionary withdrawal	—	3	3	1.9
Total (gross: direct + assumed)	135	3	138	100.0%
Reinsurance ceded	(123)	—	(123)
Total (net)	$12	$3	$15
	2019
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	12	—	12	80.6
Not subject to discretionary withdrawal:	—	3	3	19.4
Total (gross)	12	3	15	100.0%
Reinsurance ceded	—	—	—
Total (net)	$12	$3	$15

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2020	2019
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$123	$118
Supplementary contracts with life contingencies	49	47
Deposit-type contracts	12	12
Subtotal	184	177
Separate Account:
Annuities (excluding supplementary contracts)	4,047	3,941
Supplementary contracts with life contingencies	17	15
Other contract deposit funds	3	3
Total	$4,251	$4,136

35

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2020
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	22	22	22	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	156	156	263	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	541	443	584	3,905	3,905	3,905
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	303	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	4	XXX	XXX	—
Disability — disabled lives	XXX	XXX	4	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	49	XXX	XXX	—
Total (gross: direct + assumed)	719	621	1,229	3,905	3,905	3,905
Reinsurance ceded	—	—	268	—	—	—
Total (Net)	$719	$621	$961	$3,905	$3,905	$3,905

36

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

	2019
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	22	22	23	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	266	266	264	—	—	—
Variable life
Variable universal life	584	584	584	3,465	3,464	3,471
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	341	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	20	XXX	XXX	—
Disability — disabled lives	XXX	XXX	7	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	72	XXX	XXX	—
Total (gross: direct + assumed)	872	872	1,311	3,465	3,464	3,471
Reinsurance ceded	—	—	292	—	—	—
Total (Net)	$872	$872	$1,019	$3,465	$3,464	$3,471

Life actuarial reserves at December 31, were as follows (in millions):

	2020	2019
General Account:
Life insurance	$904	$920
Accidental death benefits	—	—
Active lives	4	20
Disability — disabled lives	4	7
Miscellaneous reserves	49	72
Subtotal	961	1,019
Separate Account:
Life insurance	3,905	3,471
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$4,866	$4,490

37

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Note 11 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to ordinary life insurance, ordinary individual annuity and supplemental contracts, group life insurance and group annuity products. Separate Account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2020 and 2019, the Company's Separate Account assets that are legally insulated from the General Account claims were $7,983 million and $7,439 million, respectively. The assets consist of common stocks (mutual and hedge funds). The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are carried at estimated fair value.

	Nonguaranteed Separate Accounts (in millions)
	2020	2019	2018
Premiums, considerations or deposits	$108	$117	$131
Reserves at December 31
For accounts with assets at:
Fair value	$7,971	$7,430	$6,732
By withdrawal characteristics:
At fair value	$7,952	$7,412	$6,716
Not subject to discretionary withdrawal	19	18	16
Total reserves	$7,971	$7,430	$6,732

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2020	2019	2018
Transfers to Separate Accounts	$108	$117	$130
Transfers from Separate Accounts	(739)	(856)	(978)
Net transfers to (from) Separate Accounts	(631)	(739)	(848)
Reconciling difference	—	—	—
Transfers as reported in the statements of operations of the General Account	$(631)	$(739)	$(848)

Note 12 — Federal Income Tax

The Company files a stand-alone Federal income tax return.

Federal income tax expense has been calculated in accordance with the provisions of the Code.

38

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$63	$2	$65	$68	$1	$69
Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	63	2	65	68	1	69
DTA nonadmitted	(41)	(1)	(42)	(48)	(1)	(49)
Subtotal net admitted DTA	22	1	23	20	—	20
DTL	(2)	(1)	(3)	(5)	—	(5)
Net admitted DTA/(Net DTL)	$20	$—	$20	$15	$—	$15

	Change
	Ordinary	Capital	Total
Gross DTA	$(5)	$1	$(4)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	(5)	1	(4)
DTA nonadmitted	7	—	7
Subtotal net admitted DTA	2	1	3
DTL	3	(1)	2
Net admitted DTA/(Net DTL)	$5	$—	$5

39

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The amount of each result or component of the calculation for SSAP No. 101 — Income Taxes, ("SSAP 101") at December 31, (in millions):

	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	20	—	20	15	—	15
1. Adjusted gross DTA expected to be realized following the balance sheet date	20	—	20	21	—	21
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	20	XXX	XXX	15
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	2	1	3	5	—	5
DTA admitted as the result of application of SSAP 101 total	$23	$1	$23	$20	$—	$20

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	5	—	5
1. Adjusted gross DTA expected to be realized following the balance sheet date	(1)	—	(1)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	5
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(3)	1	(2)
DTA admitted as the result of application of SSAP 101 total	$2	$1	$3

	2020	2019
RBC percentage used to determine recovery period and threshold limitation amount	939%	726%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$145	$115

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2020 and 2019.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2020	2019	2018
Federal	$16	$(3)	$4
Foreign	—	—	—
Subtotal	$16	$(3)	4
Federal income tax on net capital gains (losses)	—	4	3
Federal and foreign income taxes incurred	$16	$1	$7
40

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The changes in the main components of deferred income tax amounts were as follows at December 31, were as follows (in millions):

	2020	2019	Change
DTA resulting from book/income tax differences:
Ordinary:
Employee benefits	$36	$36	$—
Deferred acquisition costs	2	3	(1)
Policyholder dividends accrual	—	1	(1)
Policyholder reserves	6	7	(1)
Ceding commissions	17	17	—
Tax credit carryforward	—	1	(1)
Investments	—	1	(1)
Nonadmitted assets	2	2	—
Gross ordinary DTA — (admitted and nonadmitted)	63	68	(5)
Total ordinary DTA — (nonadmitted)	(41)	(48)	7
Total ordinary DTA — (admitted)	22	20	2
Capital:
Investments	2	1	1
Gross capital DTA — (admitted and nonadmitted)	2	1	1
Total capital DTA — (nonadmitted)	(1)	(1)	—
Total capital DTA — (admitted)	1	—	1
Total DTA — (admitted)	$23	$20	$3
DTL resulting from book/income tax differences:
Unrealized capital gains (losses)	$—	$(1)	$1
Deferred and uncollected premiums	(2)	(3)	1
Separate Account adjustments	—	(1)	1
Subtotal	(2)	(5)	2
Capital:
Unrealized capital gains (losses)	(1)	—	—
Subtotal	(1)	—	—
Total DTL	(3)	(5)	2
Net admitted DTA/(DTL)	$20	$15	5
Income tax effect of change in nonadmitted assets			(7)
Additional minimum pension liability			(3)
Change in net DTA			$(5)

41

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

	2019	2018	Change
DTA resulting from book/income tax differences:
Ordinary:
Employee benefits	$36	$35	$1
Deferred acquisition costs	3	5	(2)
Policyholder dividends accrual	1	1	—
Policyholder reserves	7	7	—
Ceding commissions	17	18	(1)
Tax credit carryforward	1	—	1
Other	—	9	(9)
Legal contingency	—	—	—
Investments	1	—	1
Nonadmitted assets	2	1	1
Gross ordinary DTA — (admitted and nonadmitted)	68	76	(8)
Total ordinary DTA — (nonadmitted)	(48)	(45)	(3)
Total ordinary DTA — (admitted)	20	31	(11)
Capital:
Investments	1	2	(1)
Gross capital DTA — (admitted and nonadmitted)	1	2	(1)
Total capital DTA — (nonadmitted)	(1)	(2)	1
Total capital DTA — (admitted)	—	—	—
Total DTA — (admitted)	$20	$31	$(11)
DTL resulting from book/income tax differences:
Investments — ordinary	$—	$(4)	$4
Unrealized capital gains (losses)	(1)	—	(1)
Deferred and uncollected premiums	(3)	—	(3)
Separate Account adjustments	(1)	—	(1)
Total DTL	(5)	(4)	(1)
Net admitted DTA/(DTL)	$15	$27	(12)
Income tax effect of change in nonadmitted assets			2
Additional minimum pension liability			(1)
Change in net DTA			$(11)

The Company had no net operating loss carryforwards or capital loss carryforwards at December 31, 2020, 2019, or 2018.

As of December 31, 2020, 2019, and 2018, the Company had no tax credit carryforwards.

The Company did not have Federal income taxes available at December 31, 2020, 2019, or 2018 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2020, 2019, or 2018 under Section 6603 of the Code.

42

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain (loss) from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the year ended December 31 were as follows (in millions):

	2020	2019	2018
Gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$25	$12	$28
Net realized capital gains (losses) @ 21%	—	5	2
Tax effect of:
Uncertain Tax Positions	1	2	1
Prior years adjustments and accruals	—	—	(5)
Change in nonadmitted assets	—	(1)	—
Tax credits	(1)	(2)	(1)
Separate Account dividend received deduction	(4)	(4)	(4)
Total statutory income taxes (benefit)	$21	$12	$21
Federal and foreign income taxes incurred (benefit) including tax on realized capital gains (losses)	$16	$1	$7
Change in net DTA	5	11	14
Total statutory income taxes (benefit)	$21	$12	$21

The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the Company's statutory financial statements.

At December 31, 2020 and 2019, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R"), of $1 million and $1 million, respectively. A reconciliation of the amount recorded for unrecognized tax benefits is as follows The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the Company's statutory financial statements. A reconciliation of the amount recorded for unrecognized tax benefits is as follows (in millions):

	2020	2019
Balance at beginning of year	$1	$1
Net change for tax positions of current year	—	—
Net change for tax positions of prior years	—	—
Settlements with tax authorities	—	—
Balance at end of year	$1	$1

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit(cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2020, and 2019, and 2018, respectively. The Company had less than $1 million accrued for the payment of interest at December 31, 2020 and 2019, respectively.

43

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Note 13 — Capital and Surplus

The portion of unassigned surplus (deficit) reduced by each item below at December 31, was as follows (in millions):

	2020	2019	2018
Unrealized capital gains (losses)	$(8)	$(8)	$(8)
Nonadmitted asset values	$(50)	$(56)	$(51)
Asset valuation reserve	$(13)	$(12)	$(10)

Dividend Restrictions

Under Massachusetts State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. The Company will be permitted to pay a dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned surplus (deficit) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. Based on amounts at December 31, 2020, the Company is permitted to pay its parent a stockholder dividend in 2021 of $105 million without required prior approval of the Commissioner.

The Company paid an ordinary cash dividend of $61 million to its parent, Brighthouse Holdings, LLC, on December 24, 2020.The Company paid an ordinary cash dividend of $131 million to its parent, Brighthouse Holdings, LLC, on December 23, 2019. The Company paid an ordinary cash dividend of $65 million and an extraordinary dividend of $335 million comprised of $135 million cash and $200 million surplus note to its parent, Brighthouse Holdings LLC, on December 21, 2018. The Company received a capital contribution of $2 million in 2020. The Company did not receive any capital contributions in 2019 or 2018.

Note 14 — Employee Benefit Plans

Pension Plans and Other Unfunded Benefit Plans

The Company is the sponsor of a funded qualified defined benefit pension plan, an unfunded nonqualified defined benefit pension, and postretirement and other unfunded benefit plans. The Company sponsored pension and other unfunded benefit plans were amended to cease benefit accruals and are closed to new entrants. The Company accounts for the qualified defined benefit plan as a single employer plan and does not participate in any multiemployer, consolidated or holding company plans. At December 31, a summary of assets, obligations and assumptions of the pension benefit plans and the postretirement plan are as follows (in millions):

Change in Pension Benefit Obligation

	Overfunded		Underfunded
	2020	2019	2020	2019
Benefit obligation at beginning of year	$164	$147	$73	$65
Service cost and expenses	—	—	—	—
Interest cost	6	6	2	3
Actuarial (gains) losses	20	19	8	9
Benefits paid	(8)	(8)	(4)	(4)
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$182	$164	$79	$73

44

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Change in Postretirement Benefit Obligation

	Underfunded
	2020	2019
Benefit obligation at beginning of year	$33	$34
Interest cost	1	2
Contribution by plan participants	2	2
Actuarial (gains) losses	3	2
Benefits paid	(7)	(7)
Benefit obligation at end of year	$32	$33

At December 31, 2020, the post-tax surplus impact was a decrease of $3 million for other postretirement benefit plans. At December 31, 2019, the post-tax surplus impact was a decrease of $2 million for other postretirement benefit plans.

Change in Compensated Absence Benefit & Postemployment Obligations

The Company did not have any special or contractual benefits per SSAP No. 11, Compensated Absences and did not have any material postemployment benefits during 2020 and 2019.

Change in Plan Assets

	Pension Benefits		Postretirement Benefits
	2020	2019	2020	2019
Fair value of plan assets at beginning of year	$171	$150	$—	$—
Actual return on plan assets	27	29	—	—
Reporting entity contribution	4	4	5	5
Plan participants' contributions	—	—	2	2
Benefits paid	(12)	(12)	(7)	(7)
Fair value of plan assets at end of year	$190	$171	$—	$—

Reconciliation of Funded Status

	Pension Benefits		Postretirement Benefits
	2020	2019	2020	2019
a. Components
1. Prepaid benefit costs	$(24)	$(20)	$—	$—
2. Overfunded plan assets	$8	$7	$—	$—
3. Accrued benefit costs	$59	$60	$25	$29
4. Liability for pension benefits	$(79)	$(73)	$(32)	$(33)
b. Assets and Liabilities recognized
1. Assets (nonadmitted)	$8	$7	$—	$—
2. Total liabilities recognized	$(79)	$(73)	$(32)	$(33)
c. Unrecognized liabilities	$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $261 million and $237 million at December 31, 2020 and 2019, respectively.

45

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The components of net periodic benefit cost for the years ended December 31, were as follows (in millions):

	Pension Benefits			Postretirement Benefits
	2020	2019	2018	2020	2019	2018
Service cost and expenses	$—	$—	$—	$—	$—	$—
Interest cost	8	9	9	1	1	1
Expected return on plan assets	(9)	(8)	(7)	—	—	—
Gains and losses	—	—	—	—	—	—
Prior service cost or (credit)	—	—	—	—	—	—
(Gain) or loss recognized due to a settlement or curtailment	—	—	—	—	—	—
Total net periodic benefit cost	$(1)	$1	$2	$1	$1	$1

The amounts in unassigned surplus (deficit) recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2020	2019	2018	2020	2019	2018
Items not yet recognized as a component of net periodic cost — prior year	$26	$19	$23	$4	$2	$3
Net prior service cost or (credit) arising during the period	—	—	—	—	—	—
Net prior service cost or (credit) recognized	—	—	—	—	—	—
Net (gain) and loss arising during the period	10	7	(4)	3	2	(1)
Net (gain) and loss recognized	—	—	—	—	—	—
Transition surplus recognized	—	—	—	—	—	—
Change due to special event — curtailment	—	—	—	—	—	—
Items not yet recognized as a component of net periodic cost — current year	$36	$26	$19	$7	$4	$2

The amounts in unassigned surplus (deficit) that have not yet been recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2020	2019	2018	2020	2019	2018
Net prior service cost or (credit)	$—	$—	$—	$—	$—	$—
Net recognized (gains) and losses	$36	$26	$19	$7	$4	$2

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2020	2019	2018
Weighted-average discount rate — pension	2.60%	3.55%	4.55%
Weighted-average discount rate — postretirement	2.60%	3.55%	4.55%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2020	2019	2018
Weighted-average discount rate — pension & postretirement	3.55%	4.55%	3.90%
Expected long-term rate of return on plan assets	5.55%	5.75%	4.75%

The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate pension benefit obligation when due.

46

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

Plan Assets

The assets of the qualified defined benefit pension plan (the "Invested Plan") are invested in general and separate accounts of Metlife Insurance Company ("MLIC") and managed by MetLife Investment Advisors, LLC in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maintaining an adequate funded status under reasonable and appropriate risk controls; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) ensuring that asset benchmarks, mandates and targets are appropriate relative to the implicit risk / return characteristics of the liability; and (iv) targeting rates of return in excess of a custom benchmark over a complete market cycle, generally three to five years. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of managing the Invested Plan's investments. Investment consultants may be used periodically to evaluate the investment risk of the plan's invested assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class for the Invested Plan:

	2020	2019	Target Allocation
Fixed maturities	85%	83%	85%
Equity securities	15	10	15%
Receivables and other	—	5	0%
Cash or cash equivalents	—	2	0%
Total	100%	100%

Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions. The above allocations represent actual and targeted investment strategies reflecting the aggregation of underlying assets invested in pooled separate accounts as well as those supported by general account assets backing a group annuity contract issued by MetLife. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

47

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

The defined benefit pension plan assets are measured at estimated fair value on a recurring basis. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows (in millions):

	Fair Value Measurements of Plan Assets at December 31, 2020
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$188	$—	$188
Interest in insurance company General Accounts	—	2	—	2
Total plan assets	$—	$190	$—	$190
	Fair Value Measurements of Plan Assets at December 31, 2019
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$171	$—	$171
Interest in insurance company General Accounts	—	1	—	1
Total plan assets	$—	$171	$—	$171

Expected Future Contributions and Benefit Payments

It is the Company's practice to make contributions to the qualified defined benefit pension plan to comply with minimum funding requirements of Employee Retirement Income Security Act, the Pension Protection Act of 2006, federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and the applicable rules and regulations. In accordance with such practice, no contributions are required in calendar year 2021 based on the maximum quarterly requirements. For information of employer contributions, see "Change in Plan Assets."

Benefit payments due under the unfunded pension and postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provision of the plans. As a result, benefit payments equal employer and participant contributions for these plans. For 2020, the Company contributions are $9 million with $9 million expected for 2021. All benefit payments for unfunded pension and postretirement benefit plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Gross benefit payments for the next 10 years are expected to be as follows (in millions):

Year	Pension and Other Benefits
2021	$17
2022	$16
2023	$16
2024	$16
2025	$16
2026 through 2030	$78

Defined Contribution Plans

The Company sponsors a frozen qualified money purchase pension plan for former agents of the Company. The Company made no contributions to that plan in 2020, 2019, or 2018. The Company also sponsors a number of frozen nonqualified deferred compensation plans. The Company incurred expenses for these plans totaling $3 million for the year ended December 31, 2020, credit expense of $9 million for the year ended December 31, 2019, and credit expense of ($2) million for the year ended December 31, 2018. All benefit payments for unfunded deferred compensation plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Note 15 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the

48

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

As of December 31, 2020, the Company had less than $1 million asset for the related premium tax offset. As of December 31, 2019, the Company had a less than $1 million liability for retrospective premium-based guaranty fund assessments and a less than $1 million asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance of estimated premium tax offsets of new insolvencies accrued during 2020 and revised estimated premium tax offsets for accrued liabilities was less than $1 million during the year ended December 31, 2020.

The Company did not receive refunds of assessments for the years ended December 31, 2020, 2019, or 2018. Assessments levied against the Company were less than $1 million for the years ended December 31, 2020, 2019, and 2018, respectively.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products. The Company continues to defend vigorously against the claims in these matters.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were $1 million at both December 31, 2020 and 2019.

49

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

Mortgage Loan Commitments

The Company had no mortgage loan commitments as of December 31, 2020 and 2019.

Financial Guarantees

At December 31, 2020, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company is obligated to indemnify Great West Life and Annuity Insurance Company for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Less than $1 million for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants.	The Company has made no payments on the guarantee since inception.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

50

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total (1)	$ —		$ —

(1)  Total maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee was less than $1 million.

At December 31, 2020, the Company's aggregate compilation of guarantee obligations was less than $1 million.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Note 16 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), is a settlement option or method of payment that may be used for amounts due under life insurance, critical illness insurance and annuity contracts. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2020 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition

51

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2020, 2019, and 2018

to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2020, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MLIC.

The Company's TCA in force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	2020		2019
	Number	Balance	Number	Balance
Up and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	17	5
37 to 48 Months	16	4	98	20
49 to 60 Months	92	19	118	13
Over 60 Months	926	100	856	91
Total	1,034	$123	1,089	$129

A reconciliation of the Company's TCA for the year ended December 31, 2020 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	1,089	$129
Accounts issued/added	—	—
Investment earnings credited	N/A	3
Fees and other charges assessed (1)	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	55	9
End of year	1,034	$123

(1)  Fees and other charges assessed may also include other account adjustments.

Note 17 — Subsequent Events

On January 2, 2021, the Company terminated an existing reinsurance agreement with an unaffiliated third party and replaced it with a 90% quota share reinsurance agreement with another unaffiliated third party. The net impact of the termination and initial settlement resulted in an increase in Funds Withheld liability of $9 million, a decrease in reserves of $8 million, a $43 million recapture fee offset by a $42 million ceding commission and a reduction to surplus of $1 million, net of tax.

The Company has evaluated events subsequent to December 31, 2020 through April 12, 2021, which is the date these financial statements were available to be issued and, other than the above item, has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

52

New England Life Insurance Company

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2020	54
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2020	57
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2020	61
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting Features As of and for the Year Ended December 31, 2020	63

53

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2020

Investment Income Earned
U.S. government bonds	$3,999,556
Other bonds (unaffiliated)	36,092,965
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	3,654,384
Real estate	—
Contract loans	21,967,922
Cash, cash equivalents and short-term investments	487,815
Derivatives	1,561,203
Other invested assets	1,159,257
Aggregate write-ins for investment income	32,247
Gross investment income	$68,955,349
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$58,830,850
Residential mortgages	—
Commercial mortgages	27,155,597
Total mortgage loans	$85,986,447
Mortgage Loans by Standing- Book Value
Good standing	$85,986,447
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$14,846,959
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$44,110,380
Over 1 year through 5 years	137,190,908
Over 5 years through 10 years	313,310,889
Over 10 years through 20 years	119,534,659
Over 20 years	390,257,860
No maturity date	—
Total by Maturity	$1,004,404,696

54

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2020

Bonds by Class — Statement Value
Class 1	$546,267,982
Class 2	376,988,705
Class 3	56,513,594
Class 4	21,003,253
Class 5	3,631,162
Class 6	—
Total by Class	$1,004,404,696
Total Bonds Publicly Traded	$724,337,412
Total Bonds Privately Placed	$280,067,285
Preferred Stocks — Book/Adjusted Carrying Value	$—
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$4,998,875
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$9,300,823
Futures Contracts Open — Book/Adjusted Carrying Value	$—
Cash on Deposit	$52,031,126
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$20,029,162
Credit Life	$—
Group Life	$28,749
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$68,191
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$4,920,168
Credit Life	$—
Group Life	$—
Supplementary Contracts In-Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$137,559,567
Income Payable	$3,099,762
Ordinary — Involving Life Contingencies
Income Payable	$7,952,626
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

55

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2020

Annuities:
Ordinary
Immediate — Amount of Income Payable	$—
Deferred — Fully Paid Account Balance	$—
Deferred — Not Fully Paid Account Balance	$4,348,358,434
Group:
Amount of Income Payable	$62,538
Fully Paid Account Balance	$25,417
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$5,109,666
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2020 (000's):
Group Accident and Health
2020	$—
2019	$—
2018	$—
2017	$—
2016	$—
Prior	$—
Other Accident & Health
2020	$74
2019	$192
2018	$76
2017	$357
2016	$137
Prior	$2,885
Other Coverages that use developmental methods to calculate claim reserves
2020	$—
2019	$—
2018	$—
2017	$—
2016	$—
Prior	$—

56

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2020 of the New England Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2020
(To be filed by April 1)
Of New England Life Insurance Company
Address (City, State, Zip Code): Boston MA 02111

NAIC Group Code.....4932  NAIC Company Code.....91626  Employer's ID Number.....04-2708937

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$1,666,293,114
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	GRI Woodlands Crossing LLC a Delaware	Commercial Loans	$22,996,400	1.4%
2.02	Four Star Dairy	Agricultural Loans	$16,786,213	1.0%
2.03	RETAIL PROPERTIES OF AMERICA INC	US CORP	$15,000,000	0.9%
2.04	DCC PLC	FOR CORP	$12,235,500	0.7%
2.05	NASSAU AIRPORT DEVELOPMENT CO	FOR CORP	$12,115,000	0.7%
2.06	CABOT OIL & GAS CORPORATION	US CORP	$11,500,000	0.7%
2.07	MASSACHUSETTS CAPITAL RESOURCE CO	Social Alternatives	$11,252,721	0.7%
2.08	CHANEL LTD	US CORP	$10,952,928	0.7%
2.09	SILVER SPRING METRO NI LLC	US CORP	$10,500,000	0.6%
2.10	Alico Inc	Agricultural Loans	$10,367,226	0.6%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1		2
3.01	NAIC 1		$546,267,982	32.8%
3.02	NAIC 2		$376,988,705	22.6%
3.03	NAIC 3		$56,513,594	3.4%
3.04	NAIC 4		$21,003,253	1.3%
3.05	NAIC 5		$3,631,162	0.2%
3.06	NAIC 6	$		0.0%
	Preferred Stocks	3		4
3.07	P/RP-1	$		0.0%
3.08	P/RP-2	$		0.0%
3.09	P/RP-3	$		0.0%
3.10	P/RP-4	$		0.0%
3.11	P/RP-5	$		0.0%
3.12	P/RP-6	$		0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?				Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments		$100,704,566	6.0%
4.03	Foreign-currency-denominated investments		$57,134,638	3.4%
4.04	Insurance liabilities denominated in that same foreign currency	$		0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1		2
5.01	Countries designated NAIC 1		$87,494,540	5.3%
5.02	Countries designated NAIC 2	$		0.0%
5.03	Countries designated NAIC 3 or below		$13,210,026	0.8%

57

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC 1:		1		2
	6.01	Country 1: United Kingdom		$59,051,765	3.5%
	6.02	Country 2: Netherlands		$9,323,850	0.6%
		Countries designated NAIC 2:
	6.03	Country 1:	$		0.0%
	6.04	Country 2:	$		0.0%
		Countries designated NAIC 3 or below:
	6.05	Country 1: Bahamas		$12,115,000	0.7%
	6.06	Country 2: Turkey		$1,095,026	0.1%
			1		2
7. Aggregate unhedged foreign currency exposure					0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC 1	$	0.0%
8.02	Countries designated NAIC 2	$	0.0%
8.03	Countries designated NAIC 3 or below	$	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC 1:	1	2
9.01	Country 1:	$	0.0%
9.02	Country 2:	$	0.0%
	Countries designated NAIC 2:
9.03	Country 1:	$	0.0%
9.04	Country 2:	$	0.0%
	Countries designated NAIC 3 or below:
9.05	Country 1:	$	0.0%
9.06	Country 2:	$	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	DCC PLC	2.B	$12,235,500	0.7%
10.02	NASSAU AIRPORT DEVELOPMENT CO	3.C	$12,115,000	0.7%
10.03	CHANEL LTD	1.F	$10,952,928	0.7%
10.04	ABP SUBHOLDINGS UK LTD	2.B	$10,252,125	0.6%
10.05	WERELDHAVE NV	4.A	$8,564,850	0.5%
10.06	SHURGARD LUXEMBOURG SARL	2.C	$7,451,420	0.4%
10.07	ARCUS INFRASTRUCTURE PARTNERS LLP	2.C	$6,971,445	0.4%
10.08	BNP PARIBAS SA	1	$5,956,179	0.4%
10.09	JOHN WOOD GROUP PLC	2.C	$5,000,000	0.3%
10.10	SSE PLC	2.A	$4,000,000	0.2%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.
11.02	Total admitted assets held in Canadian Investments	$	0.0%
11.03	Canadian currency-denominated investments	$	0.0%
11.04	Canadian-denominated insurance liabilities	$	0.0%
11.05	Unhedged Canadian currency exposure	$	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.			Yes [ X ] No [ ]
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$	0.0%
12.04		$	0.0%
12.05		$	0.0%

58

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interest less than 2.5% of the reporting entity's total admitted assets? If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.			Yes [ X ] No [ ]
	1 Name of Issuer	2	3
13.02		$	0.0%
13.03		$	0.0%
13.04		$	0.0%
13.05		$	0.0%
13.06		$	0.0%
13.07		$	0.0%
13.08		$	0.0%
13.09		$	0.0%
13.10		$	0.0%
13.11		$	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.			Yes [ X ] No [ ]
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$	0.0%
14.04		$	0.0%
14.05		$	0.0%

  Ten Largest Fund Managers

	1 Fund Manager	2 Total Invested		3 Diversified		4 Non-Diversified
14.06	Massachusetts Capital Resource		$11,252,722		$11,252,722	$
14.07	Landmark		$714,263		$714,263	$
14.08	Life Insurance Community		$557,801		$557,801	$
14.09	Odyssey Investment Partners		$297,672		$297,672	$
14.10		$		$		$
14.11		$		$		$
14.12		$		$		$
14.13		$		$		$
14.14		$		$		$
14.15		$		$		$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?
If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.	Yes [ X ] No [ ]

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	0.0%

Largest three investments in general partnership interests:
15.03	$	0.0%
15.04	$	0.0%
15.05	$	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.			Yes [ ] No [ X ]
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial Loans	$22,996,400	1.4%
16.03	Agricultural Loans	$16,786,213	1.0%
16.04	Agricultural Loans	$10,367,226	0.6%
16.05	Agricultural Loans	$8,370,574	0.5%
16.06	Agricultural Loans	$7,123,995	0.4%
16.07	Agricultural Loans	$3,208,054	0.2%
16.08	Agricultural Loans	$2,527,254	0.2%
16.09	Agricultural Loans	$1,685,750	0.1%
16.10	Agricultural Loans	$1,610,247	0.1%
16.11	Commercial Loans	$1,421,050	0.1%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

Loans

16.12	Construction loans	$	0.0%
16.13	Mortgage loans over 90 days past due	$	0.0%
16.14	Mortgage loans in the process of foreclosure	$	0.0%
16.15	Mortgage loans foreclosed	$	0.0%
16.16	Restructured mortgage loans	$	0.0%

59

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan-to-Value	Residential		Commercial			Agricultural
		1	2	3		4	5		6
17.01	above 95%	$	0.0%	$		0.0%	$		0.0%
17.02	91% to 95%	$	0.0%	$		0.0%	$		0.0%
17.03	81% to 90%	$	0.0%	$		0.0%	$		0.0%
17.04	71% to 80%	$	0.0%		$481,754	0.0%		$418,953	0.0%
17.05	below 70%	$	0.0%		$26,673,842	1.6%		$58,411,897	3.5%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?
If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.	Yes [ X ] No [ ]

Largest five investments in any one parcel or group of contiguous parcels of real estate:
	Description	2	3
18.02		$	0.0%
18.03		$	0.0%
18.04		$	0.0%
18.05		$	0.0%
18.06		$	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans.

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's admitted assets?
If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.	Yes [ X ] No [ ]

		1	2	3
	19.02	Aggregate statement value of investments held in mezzanine real estate loans	$	0.0%
		Largest three investments held in mezzanine real estate loans:
	19.03		$	0.0%
	19.04		$	0.0%
	19.05		$	0.0%
20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$	0.0%	$	$	$
20.02	Repurchase agreements	$	0.0%	$	$	$
20.03	Reverse repurchase agreements	$	0.0%	$	$	$
20.04	Dollar repurchase agreements	$	0.0%	$	$	$
20.05	Dollar reverse repurchase agreements	$	0.0%	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$	0.0%	$	0.0%
21.02	Income generation	$	0.0%	$	0.0%
21.03	Other	$	0.0%	$	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End			At End of Each Quarter
					1st Qtr		2nd Qtr		3rd Qtr
		1		2	3		4		5
22.01	Hedging		$855,634	0.1%		$962,477		$939,672	$884,911
22.02	Income generation	$		0.0%	$		$		$
22.03	Replications	$		0.0%		$22,000,000		$22,000,000	$
22.04	Other	$		0.0%	$		$		$

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$	0.0%	$	$	$
23.02	Income generation	$	0.0%	$	$	$
23.03	Replications	$	0.0%	$	$	$
23.04	Other	$	0.0%	$	$	$
60

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2020 of the New England Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. Governments	137,243,764	8.7	137,243,764		137,243,764	8.7
1.02 All Other Governments	95,026	0.0	95,026		95,026	0.0
1.03 U.S. States, Territories and Possessions, etc., Guaranteed	8,192,525	0.5	8,192,525		8,192,525	0.5
1.04 U.S. Political Subdivisions of States, Territories and Possessions, Guaranteed.	8,838,860	0.6	8,838,860		8,838,860	0.6
1.05 U.S. Special Revenue and Special Assessment Obligations, etc., Non-Guaranteed	72,409,217	4.6	72,409,217		72,409,217	4.6
1.06 Industrial and Miscellaneous	770,142,845	48.9	770,142,845		770,142,845	48.9
1.07 Hybrid Securities		0.0			0	0.0
1.08 Parent, Subsidiaries and Affiliates		0.0			0	0.0
1.09 SVO Identified Funds		0.0			0	0.0
1.10 Unaffiliated Bank Loans	2,483,585	0.2	2,483,585		2,483,585	0.2
1.11 Total Long-Term Bonds	999,405,822	63.4	999,405,822	0	999,405,822	63.4
2. Preferred Stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and Misc. (Unaffiliated)		0.0			0	0.0
2.02 Parent, Subsidiaries and Affiliates		0.0			0	0.0
2.03 Total Preferred Stock	0	0.0	0	0	0	0.0
3. Common Stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and Miscellaneous Publicly Traded (Unaffiliated)		0.0			0	0.0
3.02 Industrial and Miscellaneous Other (Unaffiliated)		0.0			0	0.0
3.03 Parent, Subsidiaries and Affiliates Publicly Traded		0.0			0	0.0
3.04 Parent, Subsidiaries and Affiliates Other		0.0			0	0.0
3.05 Mutual Funds		0.0			0	0.0
3.06 Unit Investment Trusts		0.0			0	0.0
3.07 Closed-End Funds		0.0			0	0.0
3.08 Total Common Stocks	0	0.0	0	0	0	0.0
4. Mortgage Loans Schedule B):
4.01 Farm Mortgages	58,830,850	3.7	58,830,850		58,830,850	3.7
4.02 Residential Mortgages.		0.0			0	0.0
4.03 Commercial Mortgages.	27,155,597	1.7	27,155,597		27,155,597	1.7
4.04 Mezzanine Real Estate Loans		0.0			0	0.0
4.05 Total Valuation Allowance		0.0			0	0.0
4.06 Total Mortgage Loans	85,986,447	5.5	85,986,447	0	85,986,447	5.5

61

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
5. Real Estate (Schedule A):
5.01 Properties Occupied by Company		0.0			0	0.0
5.02 Properties Held for Production of Income		0.0			0	0.0
5.03 Properties Held for Sale		0.0			0	0.0
5.04 Total Real Estate	0	0.0	0	0	0	0.0
6. Cash, Cash Equivalents, and Short-Term Investments:
6.01 Cash (Schedule E, Part 1)	52,031,126	3.3	52,031,126		52,031,126	3.3
6.02 Cash Equivalents (Schedule E, Part 2)		0.0			0	0.0
6.03 Short-Term Investments (Schedule DA)	4,998,875	0.3	4,998,875		4,998,875	0.3
6.04 Total Cash, Cash Equivalents, and Short-Term Investments	57,030,001	3.6	57,030,001	0	57,030,001	3.6
7. Contract Loans	407,179,937	25.8	407,179,937		407,179,937	25.8
8. Derivatives (Schedule DB)	9,614,083	0.6	9,614,083		9,614,083	0.6
9. Other Invested Assets (Schedule BA)	14,846,959	0.9	14,846,959		14,846,959	0.9
10. Receivables for Securities	1,841,343	0.1	1,841,343		1,841,343	0.1
11. Securities Lending (Schedule DL, Part 1)		0.0		XXX	XXX	XXX
12. Other Invested Assets (Page 2, Line 11)	76,310	0.0	76,310		76,310	0.0
13. Total Invested Assets	1,575,980,902	100.0	1,575,980,902	0	1,575,980,902	100.0

62

New England Life Insurance Company

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791"), that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2020 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP; or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

63